UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14a

(Rule 14a-101)

Schedule 14a Information

(Rule 14a-101)

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NORTHERN INSTITUTIONAL FUNDS

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NORTHERN INSTITUTIONAL FUNDS

March 12, 2014

Dear Shareholder:

You are cordially invited to attend a Special Joint Meeting of Shareholders of Northern Institutional Funds (the “Trust”), to be held on May 19, 2014 at [            ] Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603. The Joint Meeting will be held in conjunction with a special meeting of shareholders of Northern Funds and Northern Multi-Manager Funds.

At this important meeting, you will be asked to consider and take action on the following:

•	Proposal 1. Election of Trustees of the Trust.

•

Proposal 2. Approval of a new management agreement between your Portfolio and its investment adviser to provide the Portfolio with investment advisory and administration services under a single agreement and fee structure.

•

Proposal 3. Approval of a change to the investment objective of the Treasury Portfolio of Northern Institutional Funds to provide that the Portfolio will invest its net assets, under normal circumstances, exclusively in U.S. Treasury securities and related securities.

We believe that these proposals are important and, if approved, will allow us to improve the Portfolios’ operations. You should carefully read the Proxy Statement that discusses each Proposal in detail.

The Board Members responsible for your Portfolio have approved the proposals and recommend that you vote “for” the proposals for your Portfolio.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about these proposals, please call 800-637-1380.

Sincerely,

/s/ Lloyd A. Wennlund

Lloyd A. Wennlund

President of Northern Institutional Funds

IMPORTANT NOTICE

To Shareholders of Northern Institutional Funds

Q U E S T I O N S  &  A N S W E R  S

Although we encourage you to read the complete Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, including a brief summary of the issues to be voted on.

Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As described in the Proxy Statement, you are being asked to approve: (1) the election of Trustees who oversee your series of Northern Institutional Funds (each, a “Portfolio,” together the “Portfolios”); and (2) a new management agreement between your Portfolio and its investment adviser to provide the Portfolio with investment advisory and administration services under a single agreement and fee structure. Shareholders of the Treasury Portfolio will also be asked to approve a change to the Portfolio’s investment objective to state that the Portfolio will invest its net assets, under normal circumstances, exclusively in U.S. Treasury securities and related securities.

Q.	WHO ARE THE NOMINEES FOR ELECTION AS TRUSTEES?

A. Eight current Trustees and one additional nominee, Cynthia Plouché, are standing for election to the Board of Trustees of Northern Institutional Funds. Information about each of the nominees is set forth in the Proxy Statement.

Q.	WHAT ARE THE DIFFERENCES BETWEEN THE PROPOSED MANAGEMENT AGREEMENT AND THE CURRENT INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT?

A. The shareholders of each Portfolio of Northern Institutional Funds are being asked to approve a management agreement between their respective Portfolio and Northern Trust Investments, Inc. (“NTI”) (the “Proposed Management Agreement”). Northern Institutional Funds is currently a party to an investment advisory and ancillary services agreement (the “Current Advisory Agreement”) and an administration agreement (the “Current Administration Agreement”) with NTI. Under the Proposed Management Agreement, the same advisory and administration services currently provided to the Portfolios will continue to be provided to them, with the primary difference being that each Portfolio’s fee rate under the Proposed Management Agreement will be lower than the combined advisory and administration fee rates under the Current Advisory Agreement and Current Administration Agreement. However, the overall net annual operating expenses of each Portfolio will not be affected. If a Portfolio approves the Proposed Management Agreement it will go into effect for the Portfolio on June 30, 2014. If a Portfolio does not approve its Proposed Management Agreement, the Portfolio will not enter into the Proposed Management Agreement – the practical effect of which will be that the Current Advisory Agreement and Current Administration Agreement for that Portfolio will continue, and your combined fee rates for investment advisory and administration services will remain the same and will be higher than they would have been under the Proposed Management Agreement.

Q.	WHAT ARE THE EFFECTS OF A VOTE TO CHANGE THE INVESTMENT OBJECTIVE FOR THE TREASURY PORTFOLIO?

A. The change to the investment objective of the Treasury Portfolio will provide that the Portfolio “seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing its net assets, under normal market conditions, exclusively in U.S. Treasury securities and related securities.” The Treasury Portfolio’s current investment objective is to invest “primarily” in these instruments and includes securities guaranteed as to principal and

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interest by the U.S. government. The change to the investment objective of the Treasury Portfolio is being proposed so that the new investment objective is more in-line with the Portfolio’s current investment program and principal investment strategy.

Q.	HOW DO THE TRUSTEES OF MY PORTFOLIO SUGGEST THAT I VOTE?

A. Your Trustees unanimously approved the proposals and recommend that you vote in favor of each proposal.

Q.	HOW DO I VOTE MY SHARES?

A. You can provide voting instructions as follows:

•	Online. Go to www.proxyvote.com and follow the directions provided. Have your Control Number (printed on the proxy card) ready.

•	By phone. Call 800-690-6903 and follow the recorded instructions. Have your Control Number (printed on the proxy card) ready.

•	By mail. Sign and date the proxy card and mail it in the postage-paid envelope provided.

•	In person. You may also attend the Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Note: If you are invested in your Portfolio through your bank or broker/dealer, please reference your proxy card for the appropriate phone number.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A. You are being sent a proxy card for each Portfolio account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is very important and can make a difference in the governance and management of the Portfolios, no matter how many shares that you own. Your vote is needed to ensure that the proposals can be acted upon. And, your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Portfolio.

Q.	WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A. The Portfolios and NTI will share evenly in the expenses related to the preparation, assembling, mailing and solicitation of proxies and the holding of the shareholder meeting. Expenses are currently estimated at $[            ] for Northern Institutional Funds.

Q.	WHERE DO I MAIL MY PROXY CARD?

A. If you receive your proxy card in the mail, you may use the postage-paid envelope provided, or mail your proxy card to:

Northern Institutional Funds

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

Q.	WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy statement. Simply call us at 800-637-1380 between the business hours of 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

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NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of each investment portfolio (each a “Portfolio” and together, the “Portfolios”) of Northern Institutional Funds (the “Trust”), and the investment portfolios of Northern Fund and Northern Multi-Manager Funds, will be held on May 19, 2014 at [            ] Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603, and any adjournments or postponements thereof (the “Meeting”) for the following purposes:

(1)	To elect nine Trustees of the Northern Institutional Funds’ Board.

(2)	To approve a new management agreement between each Portfolio and its investment adviser, to provide the Portfolio with investment advisory and administration services under a single agreement and fee structure.

(3)	To approve a change in the investment objective of the Treasury Portfolio of Northern Institutional Funds to provide that the Portfolio invest its net assets, under normal circumstances, exclusively in U.S. Treasury securities and related securities.

(4)	To transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on February 24, 2014 are entitled to notice of and to vote at the Meeting. This Proxy Statement and accompanying Proxy Card are being mailed to shareholders on or about March 12, 2014.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR PORTFOLIO.

By Order of the Board of Trustees

of Northern Institutional Funds

/s/ Craig R. Carberry

Craig R. Carberry

Secretary of Northern Institutional Funds

March 12, 2014

Even if you expect to attend the Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

(continued)

NORTHERN INSTITUTIONAL FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

MAY 19, 2014

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees including, for Proposal 1, the nominees to the Board (the “Board”) of the Northern Institutional Funds (the “Trust”). The proxies are to be voted at a Special Joint Meeting of Shareholders of the investment portfolios of the Trust (each a “Portfolio” and together, the “Portfolios”) and the investment portfolios of Northern Funds and Northern Multi-Manager Funds. The Special Joint Meeting will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603, on May 19, 2014 at [    ] Central time for the purposes set forth in the accompanying Notice of Meeting. The Special Joint Meeting and any adjournment or postponement thereof is referred to as the “Meeting.”

This Proxy Statement and the accompanying Proxy Card are being sent to shareholders on or about March 12, 2014.

Shareholders of record of a Portfolio as of the close of business on February 24, 2014 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders of the Portfolios are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights.

Appendix A sets forth the number of shares of each Portfolio outstanding as of the close of business on the Record Date. Appendix B sets forth the information regarding shareholders known to beneficially own 5% or more of the outstanding shares of any class of any Portfolio as of the Record Date.

The proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company (“TNTC”). In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Portfolios.

Please read this Proxy Statement and keep it for future reference. Each Portfolio has previously sent its annual report and semiannual report to its shareholders. A Shareholder may request, without charge, copies of a Portfolio’s most recent annual shareholder report in writing to Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 800-637-1380 or by e-mail at northern-funds@ntrs.com.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a “Proposal” and collectively the “Proposals”) to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

Proposal	Shareholders Solicited

1. Election of nine Trustees of Northern Institutional Funds	Shareholders of all Portfolios of Northern Institutional Funds, voting together as a single class

2. Approval of a new management agreement to provide investment advisory and administration services	Shareholders of each Portfolio of Northern Institutional Funds, with shareholders of each Portfolio voting separately

3.      Approval of a change to the investment objective of the Treasury Portfolio of Northern Institutional Funds to provide that the Portfolio invest its net assets, under normal circumstances, exclusively in U.S. Treasury securities and related securities

Shareholders of the Treasury Portfolio with each class voting together as a single class

PROPOSAL 1 – ELECTION OF TRUSTEES

(All Portfolios)

Information About Current Trustees and Nominees For Election as Trustees

Each of the following eight individuals currently serves on the Board of the Northern Institutional Funds: William L. Bax, Edward J. Condon, Jr., Mark G. Doll, Sandra Polk Guthman, Stephen N. Potter, Mary Jacobs Skinner, Richard P. Strubel and Casey J. Sylla (each a “Trustee,” collectively, the “Trustees”). Mr. Strubel is the chair and Ms. Guthman is vice chair of the Board. All of the Trustees are deemed not to be “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), except Mr. Potter who is deemed to be an “interested person” of the Trust because he is an officer, director, employee and a shareholder of Northern Trust Corporation and/or its affiliates. Six of the current Trustees have been previously elected by shareholders.

At its meeting held on February 13-14, 2014, the Board determined to present to shareholders the election of Trustees to hold office until their respective successors are elected and qualified. The Board of the Trust nominated all eight of its current Trustees and a new nominee for Trustee, Ms. Cynthia Plouché (each a “Nominee” and together, the “Nominees”). If elected, Ms. Plouché would be an Independent Trustee of the Board. Information for each of the Nominees is provided below.

Each Nominee has consented to being named in this Proxy Statement and to serve if elected. The Trust does not know of any reason why any Nominee would be unable or unwilling to serve if elected.

Each Nominee elected as a Trustee will hold office for an indefinite term until, in accordance with the current by-laws of the Trust (which may be changed without shareholder vote), on the last day of the calendar year in which the Trustee attains the age of 75 years.

Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the 1940 Act. See “Additional Information – Shareholder Proposals.” The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

Board Consideration

After careful consideration, the Board concluded that it was in the best interests of the Portfolios for each Portfolio’s shareholders to elect each of the Nominees, even if previously elected. The Board considered that the election by shareholders of the Nominees would provide flexibility to add new Trustees to the Board in the future. In considering the Nominees for election, the Board members took into account the qualifications of each Nominee and the concern for the continued efficient conduct of each Portfolio’s business. In particular, the Board members considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Nominees in particular.

The proxies will vote for the election of each Nominee unless you withhold authority to vote for any or all of them in the proxy. If an executed proxy card is received without voting instructions, the shares will be voted for the Nominees named on the proxy card. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

Proposal 1 – Nominees for Board

The following table sets forth certain information about the Nominees for the Board of the Trust. The Northern mutual fund complex consists of the Trust and Northern Funds, including the Multi-Manager Funds. Each Nominee, except for Ms. Skinner and Mr. Potter, would oversee 56 portfolios in the Northern mutual funds complex – 48 portfolios of the Trust, including 9 portfolios of the Multi-Manager Funds and 8 portfolios of the Northern Institutional Funds. Ms. Skinner and Mr. Potter oversee 47 portfolios in the complex – 39 portfolios of the Trust and 8 portfolios of the Northern Institutional Funds.

NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES

CURRENT NOMINEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
William L. Bax Age: 70 Trustee of Northern Institutional Funds since 2005

•    Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•    Director of Big Shoulders Fund since 1997;

•    Director of Lurie Children’s Hospital since 1998;

•    Trustee of DePaul University from 1998 to 2009;

•    Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company)

Edward J. Condon, Jr. Age: 73 Trustee of Northern Institutional Funds since 1994

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Mark G. Doll Age: 64 Trustee of Northern Institutional Funds since 2013

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President – Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•   Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•   Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•   Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 69 Vice Chair since 2014 and Trustee of Northern Institutional Funds since 1997

•   Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•   Trustee of Rush University Medical Center since 2007;

•   Trustee of Wellesley College since 2010.

• None

Cynthia R. Plouché Trustee Nominee Age: 56

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.

• AXA Premier VIP Trust (Registered investment company – 36 portfolios)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Institutional Funds since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 74 Chairman of the Board of Trustees since 2008 Trustee of Northern Institutional Funds since 1982

•    Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•    President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(3)

Casey J. Sylla Age: 70 Trustee of Northern Institutional Funds since 2008	• Board member, University of Wisconsin – Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)	Registration statement filed with SEC but not yet effective as of the date of this Proxy Statement.

NOMINEE FOR ELECTION AS INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE ASTRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Stephen N. Potter(3) Age: 57 Trustee of Northern Institutional Funds since 2008

•    President, Northern Trust Asset Management since 2008;

•    Executive Vice President, Northern Trust Corporation since 2003;

•    Chairman and President of Northern Trust Investments, Inc. since March 2008;

•    Director of The Northern Trust Company of Connecticut from 2009 to 2013;

•    Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE ASTRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)

•    Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•    Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•    Managing Director, Institutional Group, Northern Trust Global Investments, from 1995 to 2001.

(1)	The Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of eight Trustees, seven of whom are Independent Trustees and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The chair of the Board, Richard P. Strubel, is an Independent Trustee. The vice chair of the Board, Sandra Polk Guthman, is an Independent Trustee. Stephen N. Potter is considered an Interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Northern Trust Investments, Inc. (“NTI”), the Portfolios’ investment adviser and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. NTI and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of NTI and the other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. NTI has a dedicated risk management function that is headed by a chief risk officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from NTI’s chief risk officer. The Audit Committee of the Board reviews and discusses these reports with chief risk officer prior to their presentation to the Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, operational risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the NTI is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Portfolios’ independent registered accountants, the Audit Committee is charged with ensuring that the Portfolios’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Portfolios’ financial position and operations.

The Board also monitors and reviews the Portfolios’ performance metrics, and regularly confers with NTI on performance-related issues.

The Trust’s Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Portfolios’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Portfolios during meetings with the Independent Trustees and counsel. The CCO updates the Board of Trustees on the application of the Portfolios’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Portfolios’ compliance policies and procedures that could expose (or that might have the potential to expose) the Portfolios to risk.

NOMINEE EXPERIENCE. Each Nominee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications of the Nominees.

Independent Trustee Nominees:

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to NTI and other Fund service providers as a result of his public company board experience and service as an Independent Trustee of Northern Funds and the Trust since 2005 and of Northern Multi-Manager Funds since 2006, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities, including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity, he served as chairman, managing director or chairman of the Audit Committee of several rated subsidiaries active in the public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years, he retired in 1993 to form The Paradigm Group, a financial consulting and venture capital investment firm of which he remains chief executive officer. Mr. Condon has also served as audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other Fund service providers as a result of his service as an Independent Trustee of Northern Funds since 2000 as well as his service on the Trust Board since 1994 and on Northern Multi-Manager Funds’ Board since 2006.

Mark G. Doll: Mr. Doll Mr. Doll has over 40 years’ experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed Northwestern Mutual Series, Inc., a 1940 Act-registered mutual fund complex offering 28 portfolios. During his 31 years at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly – traded assets. As chief investment officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as an Independent Trustee of Northern Funds, the Trust and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. She also serves on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisors and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and the other Fund service providers as a result of her service as an Independent Trustee of Northern Funds since 2000, the Trust since 1997 and the Northern Multi-Manager Funds since 2006. She began serving as the Vice Chair of the Board of Northern Funds, the Trust and Northern Multi-Manager Funds in 2014.

Cynthia Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as a portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund bounds and their oversight responsibilities and the operations of fund advisers and other service providers.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other fund service providers as a result of her service as an Independent Trustee of Northern Funds and the Trust since 2000.

Richard P. Strubel: Mr. Strubel serves as trustee of the Goldman Sachs Funds, a family of mutual funds managed by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. He also serves as a director Goldman Sachs BDC, Inc., a business development company, MLP Income Opportunities Fund, and the Goldman Sachs Multi-Manager Alternatives Fund. Mr. Strubel also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). He was vice- chairman of the Board of

Cardean Learning Group (formerly known as Unext), and previously served as Unext’s president and chief operating officer. In past years, Mr. Strubel was managing director of Tandem Partners, Inc., a privately-held management services firm, and served as president and chief executive officer of Microdot, Inc. He also served as president of Northwest Industries, then a NYSE-listed company, and a conglomerate with operating entities around the world. Mr. Strubel is also a trustee emeritus of the University of Chicago and is an adjunct professor at the University of Chicago’s Booth School of Business. Mr. Strubel has also served as an Independent Trustee of Northern Funds since 2000, as well as the Trust since 1982 and the Northern Multi-Manager Funds since 2006. As a result of these various positions, Mr. Strubel understands how investment companies operate and the oversight role of a fund board with respect to NTI and the other fund service providers.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. He also served as chairman of the investment committee of a registered investment adviser, Legal and General Investment Management-America. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin – Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other Fund service providers as a result of his service as an Independent Trustee of Northern Funds, the Trust and the Northern Multi-Manager Funds since 2008.

Interested Trustee Nominee

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company (“TNTC”) since 1982, including his present position as president of NTI. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the independent Trustees believe that Mr. Potter provides an important business perspective with respect to NTI and the Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and the Trust since 2008.

Required Vote

Because your Portfolio is a portfolio of the Trust, your vote will be counted together with the votes of shareholders of the other Portfolios of the Trust, voting as a single class in the election of Trustees. Election of each Nominee requires a plurality of the shares voted at the Meeting. The nine Nominees to the Board who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet the Trust’s quorum requirements. Cumulative voting is not permitted.

THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

Additional Information

The following table sets forth information regarding the officers of the Trust. The officers are appointed by the Board and hold office at the pleasure of the Board until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI.; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005; Vice President of NTI and TNTC from 2000 to 2004.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013; Audit Manager – Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011; Second Vice President of Fund Administration of TNTC from 2002 to 2005.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009; Officer of Fund Administration of TNTC from 2005 to 2008.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007; Second Vice President in Fund Administration of TNTC from 2000 to 2004.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Managing Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

Remuneration of the Trustees and Officers

The Trust pays the fees of its Trustees. The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell and Hill and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as investment adviser, administrator, custodian, and transfer agent.

Trustees are paid an annual retainer plus chairperson fees, both at the Board and Committee levels, in addition to reimbursement of any travel and other expenses incurred in attending Board and Committee meetings. The Trust does not provide pension or retirement benefits to the Trustees.

Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the Diversified Assets Portfolio of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and deemed invested under the Plan shall continue to be deemed as invested pursuant to the terms of the Plan. The amounts paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Portfolio to any level of compensation to the Trustee.

The compensation paid by each Portfolio to the Trustees and to each Trustee by the Northern mutual fund complex as a whole is set forth in Appendix C.

Ownership of Fund Shares

The following table shows the dollar range of the value of shares of each Portfolio, and the dollar value of the shares of all investment portfolios in the Northern mutual fund complex, owned directly or beneficially by the Trustee Nominees, as of December 31, 2013.

Independent Trustee Nominees	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
William L. Bax	None	Over $100,000

Edward J. Condon, Jr.	None	Over $100,000

Mark G. Doll(4)	None	None

Sandra Polk Guthman	Diversified Assets Portfolio – Over $100,000(2)	Over $100,000

Mary Jacobs Skinner	None	Over $100,000(3)

Richard P. Strubel	None	Over $100,000

Casey J. Sylla	None	Over $100,000

Cynthia Plouché(5)	None	None

Interested Trustee Nominees	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
Stephen N. Potter	None	Over $100,000

(1)	The Northern Mutual Fund Complex consists of the Trust, Northern Funds and Northern Multi-Manager Funds. As of December 31, 2013, Northern Funds offered 48 portfolios (including 9 Multi-Manager Funds) and the Trust offered 8 portfolios.
(2)	Shares held through a foundation for which Ms. Guthman has limited investment discretion with respect to the foundation’s account for cash management purposes.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of the Trust.
(4)	Mr. Doll became a Trustee on May 17, 2013.
(5)	Mr. Plouché was not a Trustee on December 31, 2013.

Interests of Trustees and Officers

As of February 24, 2014, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio.

Board Meetings, Committees and Other Related Matters

The Board is responsible for overseeing generally the operation of its respective Portfolios, including reviewing and approving the Portfolios’ contracts with NTI. The officers are responsible for the day-to-day management and administration of the Portfolios’ operations. The Board met four times during the fiscal year ended November 30, 2013. Each Trustee attended or participated telephonically in at least 75% of all applicable Board and Committee meetings. A shareholder may send communications to a Board by writing the Board c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

Committees of the Board of Northern Institutional Funds

The Board has established standing Audit, Governance and Valuation Committees.

The Audit Committee currently consists of three members: Messrs. Bax (chairperson), Condon, and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the qualified legal compliance committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters. During the fiscal year ended November 30, 2013, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Guthman (chairperson) and Skinner and Mr. Strubel (ex officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s service provider agreements. During the fiscal year ended November 30, 2013, the Governance Committee convened four times. A copy of the Governance Committee Charter is attached as Appendix D.

In connection with the selection and nomination of candidates to the Board of Trustees, the Governance Committee is required to evaluate the qualifications of candidates for Board membership and, for Independent Trustees, their independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustees must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee is also required to consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the attention of Northern Institutional Funds Governance Committee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996. The Governance Committee has selected and nominated the Nominees for election at the Meeting.

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Governance Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of Independent Trustees of the Trust’s Board.

The Governance Committee Charter contains guidelines for the Governance Committee in choosing candidates for the Board. In general, Independent Trustees as a group should to the extent possible: (1) be drawn from the ranks of respected and accomplished senior leaders; (2) strive to achieve diversity in terms of gender and race; and (3) reflect a diversity of business experience. The following factors are taken into consideration by the Governance Committee when evaluating a candidate: (1) personal integrity; (2) an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders; (3) a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues; (4) a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports; (5) a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and (6) an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust’s shareholders.

The Valuation Committee consists of five members: Messrs. Sylla (chairperson), Condon, Doll, Potter and Strubel (ex officio). The Valuation Committee oversees the valuation of portfolio securities of the Trust’s Portfolios in accordance with the Trust’s valuation procedures. During the fiscal year ended November 30, 2013, the Valuation Committee of the Trust convened four times.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED ABOVE.

PROPOSAL 2 – APPROVAL OF PROPOSED MANAGEMENT AGREEMENT

Overview

Each Portfolio’s current investment advisory and ancillary services agreement (the “Current Advisory Agreement”) states that NTI, as investment adviser to the Portfolios, will provide investment advisory and ancillary services to each Portfolio for a fee at an annualized rate calculated as a percentage of each Portfolio’s assets as set forth on an exhibit to the Current Advisory Agreement. Each Portfolio’s administration agreement (the “Current Administration Agreement” and with the Current Advisory Agreement, the “Current Agreements”) states that NTI, as administrator to the Portfolios, will provide administration services to the Portfolios that are exclusive of those in the Current Advisory Agreement for a fee at an annualized rate calculated as a percentage of each Portfolio’s assets as set forth on an exhibit to the Current Administration Agreement. After careful consideration, the Trustees concluded that it would be in the best interests of shareholders of each Portfolio to combine the services provided by NTI under the Current Agreements for each Portfolio into one management agreement (the “Proposed Management Agreement”) under which shareholders would be charged a single fee for both advisory and administration services. The Board considered that the Proposed Management Agreement would provide the same level and quality of services to each of the Portfolios as had been previously provided separately under the Current Agreements. The Board also considered that the fees to be charged to each Portfolio under the Proposed Management Agreement would be lower than the combined advisory and administration fees charged to each Portfolio under the Current Agreements. They also considered that each Portfolio’s total annual portfolio operating expenses will be reduced under the Proposed Management Agreement, but that their total annual portfolio operating expenses after expense reimbursements will be the same as under the Current Agreements.

At a meeting of the Board held on February 14, 2014, the Trustees, including a majority of the Independent Trustees, approved the Proposed Management Agreement. The Trustees and Independent Trustees also approved an expense reimbursement agreement, under which NTI will agree to reimburse expenses of the Portfolios subject to certain exceptions, to keep the Portfolios’ total annual operating expenses from exceeding the current expense caps for a period of two years commencing April 1, 2014.

If a Portfolio’s shareholders approve this Proposal, the Portfolio will be governed by the Proposed Management Agreement. If a Portfolio’s shareholders do not approve this Proposal for their Portfolio, that Portfolio will not enter into the Proposed Management Agreement – the practical effect of which will be that the Current Agreements for your Portfolio will continue in effect, and the sum of your separate fees for investment advisory and administration services will be higher than the management fees would have been under the Proposed Management Agreement.

The Proposed Management Agreement for the Portfolios is attached to this Proxy Statement as Appendix E. The Proposed Management Agreement contains a number of non-material, updating changes from the Current Agreements, but the only change of substance is the decrease in the combined fees for each Portfolio. The Current Agreements: (a) continue in effect for a Portfolio from year to year so long as such continuance is approved annually by a majority of the Trust’s Trustees or by either a majority of the outstanding voting shares of the Portfolios; (b) may be terminated without payment of penalty by the Trust or by NTI on 60 days’ notice, and terminate automatically in the event of their assignment; and (c) may not be amended without the approval of the majority of Trust’s Trustees, including a majority of the Independent Trustees voting separately, and to the extent required by the 1940 Act, a majority of the outstanding voting shares of the Portfolios.

The Current Agreements

The Trust’s Current Advisory Agreement, dated January 29, 2008, has been amended from time to time. The Liquid Assets Portfolio has a substantially identical Current Advisory Agreement, also dated January 29, 2008. The Trust’s Current Administration Agreement is dated January 1, 2009, as amended. The Current

Advisory Agreement was submitted previously to a shareholder vote on January 29, 2008. For Portfolios with inception dates after that date, the Current Advisory Agreement was approved by the initial sole shareholder of each Portfolio upon inception.

Fees

Under the Proposed Management Agreement, NTI will continue to provide advisory services and administration services, but the fees payable by the Portfolios under the Proposed Management Agreement will be lower than the aggregate of the current advisory fee rates and current administration fees (in the table below, the “Current Total”), as shown below.

Portfolio	CURRENT ADVISORY FEE	CURRENT ADMINISTRATION FEE	CURRENT TOTAL	PROPOSED MANAGEMENT FEE
Diversified Assets	0.25%	0.10%	0.35%	0.33%
U.S. Government	0.25%	0.10%	0.35%	0.33%
U.S. Government Select	0.20%	0.10%	0.30%	0.18%
Tax-Exempt	0.25%	0.10%	0.35%	0.33%
Municipal	0.20%	0.10%	0.30%	0.18%
Treasury	0.20%	0.10%	0.30%	0.18%
Prime Obligations	0.15%	0.10%	0.25%	0.13%
Liquid Assets	0.25%	0.10%	0.35%	0.10%

Appendix F provides information on the compensation paid to NTI by investment companies with similar investment objectives.

Pro Forma Fee Tables

Tables showing the current and pro forma fees for each of the Portfolios are included in Appendix G so that shareholders can compare the fees currently charged by each Portfolio with the pro forma fees that would apply if the Proposed Management Agreement is approved by shareholders. Each table shows the Portfolio’s current fees and proposed fees that will be applicable if the Proposed Management Agreement is approved. To provide a similar basis for comparison of fees, the current advisory fee and current administration fee charged to each Portfolio under the Current Agreements are combined under the “Management Fee” heading in the table “Current Advisory Agreement and Administration Agreement” section of each Portfolio’s table.

Expense Examples

Appendix H shows the Expense Examples from each Portfolio’s current prospectus and compares it with the pro forma expenses that would be charged to each Portfolio if the Proposed Management Agreement is approved for the Portfolio. The examples are intended to help you compare the cost of investing in the relevant Portfolio both before and after the approval of the Proposed Management Agreement. The examples assume that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same (taking into account the expense reimbursement arrangement for one year).

Terms of the Proposed Management Agreement and the Current Agreements

The following compares certain terms of the Proposed Management Agreement with similar terms that are contained in the Current Agreements. In each case, the terms contained in the Proposed Management Agreement are substantially similar to those contained in the Current Agreements. The main difference between the Proposed Management Agreement and the Current Agreements are the fees charged for advisory and administrative services.

Indemnification

No changes to the indemnification provisions of the Current Agreements are proposed in connection with the approval of the Proposed Management Agreement in Proposal 2.

The Current Advisory Agreement and the Proposed Management Agreement provide that the Trust agrees to indemnify and hold harmless NTI, its directors, officers, and employees and each person, if any, who controls NTI (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement, the prospectus, the statement of additional information, or any application or other document filed in connection with the qualification of the Trust or shares of the Trust under the blue sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of NTI’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of NTI for use in connection with the registration statement, any Application, the prospectus or the statement of additional information.

The Current Administration Agreement and Proposed Management Agreement each provide that with respect to administration services, the Trust will indemnify NTI in connection with its administration services. The Current Administration Agreement and Proposed Management Agreement also provide that NTI will indemnify the Trust in connection with the Portfolios’ duties under the respective agreements.

The Current Agreements and Proposed Management Agreement each state that its indemnification provisions shall not protect any Indemnified Party against, or entitle any indemnified party to indemnification against, or contribution with respect to, any liability to the Trust or its shareholders to which such indemnified party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under the applicable agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

Standard of Care

No changes to the standard of care in the Current Advisory Agreement are proposed in connection with the approval of the Proposed Management Agreement in Proposal 2. The Current Advisory Agreement and Proposed Management Agreement state that NTI shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The standard of care in the Current Administration Agreement is not materially different from the Proposed Management Agreement standard. The Current Administration Agreement provides that NTI shall at all times act in good faith and agree to use its best efforts within commercially reasonable limits to ensure the accuracy of all services performed under the Current Administration Agreement, but assume no responsibility for loss or damage to a Portfolio unless the errors are caused by NTI’s willful misfeasance, bad faith or negligence in the performance of its duties under the Current Administration Agreement, or by reason of its reckless disregard thereof.

Responsibilities of NTI

No change in the responsibilities of NTI in providing investment advisory and administration services as specified under the Current Agreements and Proposed Management Agreement are proposed in connection with Proposal 2. The Current Advisory Agreements and Proposed Management Agreements state that NTI shall manage the investment operations of each of the Portfolios and the composition of each Portfolio’s assets, including the purchase, retention and disposition thereof, shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for such Portfolios, and shall provide ancillary services to the Portfolios. The Current Administration Agreement and Proposed Management Agreement state that NTI is responsible for providing the Portfolios with administration services as specified under the agreements.

Soft Dollars and Best Execution

No change in the responsibilities of NTI with respect to soft dollars and best execution as specified under the Current Advisory Agreement and Proposed Management Agreement are proposed in connection with Proposal 2. The Current Advisory Agreement and Proposed Management Agreement each provide that NTI shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Portfolio in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, NTI shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, NTI shall consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, NTI may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Portfolio and/or other account over which NTI and/or an affiliate of NTI exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons NTI shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, NTI may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of NTI’s opinion of the reliability and quality of such broker, dealer or such other person.

Compensation to NTI

As compensation for advisory services and the assumption of related expenses, NTI is entitled to an advisory fee under the Current Advisory Agreement, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets).

	CONTRACTUAL RATE	ADVISORY FEE PAID
Portfolio	For Fiscal Year Ended 11/30/13	For Fiscal Year Ended 11/30/13
Diversified Assets	0.25%	0.25%
U.S. Government	0.25%	0.25%
U.S. Government Select	0.20%	0.10%
Treasury	0.20%	0.10%
Tax-Exempt	0.25%	0.25%
Municipal	0.20%	0.10%
Prime Obligations	0.15%	0.10%
Liquid Assets	0.25%	0.00%

A table listing the compensation paid by the Portfolios to NTI under the Current Agreements during the fiscal year ended November 30, 2013, as well as the compensation that would have been paid under the Proposed Management Agreement during the fiscal year ended November 30, 2013 and the difference between the two amounts is included as Appendix I.

During the fiscal year November 30, 2013, no commissions were paid to affiliated brokers by any Portfolio.

Transfer Agency Agreement

At the February 14, 2014 meeting of the Board of Trustees, the Board approved a new Transfer Agency Agreement (the “New Transfer Agency Agreement”) for the Portfolios with TNTC. The New Transfer Agency Agreement will change each Portfolio’s transfer agency fees from $18 per shareholder account to 0.015% of the Portfolio’s average daily net assets. The New Transfer Agency Agreement will go into effect for a Portfolio if the Portfolio’s shareholders approve the Proposed Management Agreement for that Portfolio. If any Portfolio does not approve the Proposed Management Agreement that Portfolio will not enter into the New Transfer Agency Agreement and the current Transfer Agency Agreement will continue in effect.

During the fiscal year ended November 30, 2013, TNTC provided Transfer Agency, Custodial and Foreign Custodial services to the Trust and received the fees set forth in Appendix J.

Information Regarding NTI

NTI is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal wholly-owned subsidiary of Northern Trust Corporation, a financial holding company. As of December 31, 2013, Northern Trust Corporation had assets under custody of $5.6 trillion, and assets under investment management of $884.5 billion. NTI and Northern Trust Corporation are each located at 50 South LaSalle Street, Chicago, IL 60603.

Attached as Appendix K is information about NTI’s principal executive officers and directors.

Board Evaluation and Recommendation

At the February 14, 2014 quarterly meeting of the Board, and after careful consideration, the Trustees approved the Proposed Management Agreement, subject to shareholder approval. The Trustees determined that it would be in the best interest of shareholders of the Portfolios if the services under the Current Agreements for each Portfolio, each of which is provided by NTI, were combined into a single agreement that provided the equivalent services to the Portfolios for a single fee. The Trustees considered that such a change would not decrease the level of services to shareholders that had been provided under the Current Agreements. The Trustees also determined that the combination of the Current Advisory Agreement and Current Administration Agreement into a single Management Agreement would result in a lower aggregate advisory and administration fee for each Portfolio to NTI as well as lower total annual fund operating expenses before expense reimbursements than under the Current Agreements. They also considered that total annual fund operating expenses after expense reimbursements would be the same for shareholders of each Portfolio.

The Trustees last approved the continuation of the Current Agreements at a meeting held on May 15-16, 2013.

The factors considered by the Board in approving the Proposed Management Agreement are set forth below in Appendix L.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE

PROPOSED MANAGEMENT AGREEMENT

Required Vote

Approval of the Proposed Management Agreement as to each Portfolio requires the affirmative vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) of each Portfolio voting separately. For this purpose, a majority of the outstanding shares of a Portfolio means the vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

PROPOSAL 3 – APPROVAL TO CHANGE THE INVESTMENT OBJECTIVE FOR THE TREASURY PORTFOLIO

Shareholders of the Treasury Portfolio are being asked to approve a change to the Portfolio’s investment objective. The following table shows the Treasury Portfolio’s current investment objective and proposed investment objective.

Current Investment Objective	Proposed Investment Objective
The Portfolio is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing primarily in U.S. Treasury securities, securities guaranteed as to principal and interest by the U.S. government, and related repurchase agreements.	The Portfolio is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing its net assets, under normal market conditions, exclusively in U.S. Treasury securities and related securities.

The Board proposes that the Treasury Portfolio’s investment objective be changed so that the new investment objective is more restrictive and is consistent with the Portfolio’s current investment program and investment strategy. The change will eliminate the reference to U.S. Government securities in the objective. The Portfolio’s principal investment strategy, as set forth in the Portfolio’s prospectus, provides that it will invest, under normal circumstances, its net assets exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury (“Treasury Obligations”); repurchase agreements with counterparties collateralized fully by Treasury Obligations; and shares of other money market portfolios of regulated investment companies that: i) limit investments to U.S. Treasury Obligations and related repurchase agreements, and ii) determine NAVs based on Rule 2a-7 under the 1940 Act.

There will be no changes to the Portfolio’s current investment program, or to the Portfolio’s overall risk profile, as a result of the change to the investment objective.

Board Evaluation and Recommendation

At the February 13-14, 2014 quarterly meeting of the Board, and after careful consideration, the Trustees recommended that the proposal to change the investment objective of the Treasury Portfolio be adopted by shareholders. The Board recommended that the proposed revision to the investment objective be adopted so that the Portfolio’s investment objective is consistent with its current investment program and principal investment strategy to invest exclusively in U.S. Treasury-securities and related securities.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TREASURY PORTFOLIO VOTE UNANIMOUSLY FOR THE PROPOSAL.

Required Vote

Approval of the amendment to the investment objective of the Treasury Portfolio requires the affirmative vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) of the Portfolio. For this purpose, a majority of the outstanding shares of a Portfolio means the vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Shareholders of all classes of the Treasury Portfolio will vote together on this proposal

If the proposed amendment to the Treasury Portfolio investment objective is approved by shareholders, it is expected to become effective on or about June 30, 2014. A revised summary prospectus of the Treasury Portfolio’s will be sent to shareholders to notify them of the changes.

ADDITIONAL INFORMATION

AVAILABLE INFORMATION

The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11 th Floor, Los Angeles, California 90036. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov.

* * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE TRUST WILL FURNISH, WITH OUT CHARGE, COPIES OF ITS NOVEMBER 30, 2013 ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NORTHERN INSTITUTIONAL FUNDS, P.O. BOX 75986, CHICAGO, ILLINOIS 60675-5986, BY TELEPHONE AT 1-800-637-1380, OR BY E-MAIL AT NORTHERN-FUNDS@NTRS.COM.

Other Business

As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Joint Meeting

A proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal office), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposals. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust (or the affected Portfolio) present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement for one or more Portfolios prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

A majority of the shares entitled to vote with respect to a proposal will be a quorum for the transaction of business with respect to that proposal at the Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on a proposal will have no effect on Proposal 1 but will have the same effect as a vote against Proposal 2 and Proposal 3, as applicable. If a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will be considered as present at the Meeting with respect to the proposal. Accordingly, a “broker nonvote” will not affect the Trust’s ability to achieve a quorum at the Meeting, but will have the same effect as a vote against Proposal 2 and Proposal 3, as applicable.

Independent Registered Public Accountant

Ernst & Young LLP (“E&Y”), an independent registered public accounting firm, currently serves as the independent public accountant of the Trust. The Board selected E&Y as the independent public accountant to examine and report on the financial statements of each Portfolio for its two most recent fiscal years. E&Y has advised the Board that neither E&Y nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of E&Y are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

As a part of their oversight of each Portfolio’s expenses, the Audit Committee of the Trust reviewed and discussed with NTI and E&Y each Portfolio’s financial statements for the most recently completed fiscal year ended November 30, 2013. The Audit Committee has reviewed the audit fees of E&Y and has also reviewed non-audit services to assure compliance with the Portfolios’ and the Audit Committee’s policies restricting E&Y from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee selected E&Y to serve as the independent public accounting firm for each Portfolio for the current fiscal year.

The fees paid to E&Y by the Portfolios during each Portfolio’s two most recently completed fiscal years, amounts billed for other services rendered by E&Y to the Portfolios and the aggregate non-audit fees billed by E&Y for services rendered to the Portfolios, NTI and any other entity controlling, controlled by or under common control with NTI that provides ongoing services to the Portfolios are described in Appendix M.

Pursuant to the Trust’s Amended and Restated Audit Committee Charter adopted on August 3, 2006, and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Trust’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Share Ownership Information

Appendix B sets forth the persons who owned beneficially more than 5% of the shares of any Portfolio as of the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, TNTC and/or certain of its affiliates have discretionary authority over the voting of more than 25% of the [    ] Portfolios. The approximate percentage of outstanding shares of the Trust over which TNTC has discretionary voting and/or investment power is set forth in Appendix N. TNTC has advised the Portfolios that it intends to vote the shares over which it has voting power “FOR” and “WITHHOLD ALL” in the election of each Nominee named in Proposal 1 in the same proportions as the total votes that are cast “FOR” and “WITHHOLD ALL” in such election by the other shareholders of a Trust. TNTC has further advised the Trust that it intends to vote the shares over which it has voting power with respect to Proposals 2 and 3 according to a recommendation of Institutional Shareholder Services (“ISS”) consistent with TNTC’s proxy voting policies. ISS, in its sole discretion, will determine how a large portion of Portfolio shares will be voted on Proposals 2 and 3, without any solicitation of voting instructions from the beneficial owner. The approximate percentage of outstanding shares of each Portfolio that is subject to this ISS arrangement is set forth in the table in Appendix O. In the case of a number of Portfolios, the shares that will be voted per the ISS determination constitutes an outright majority of that Portfolio’s shares and, therefore, the ISS determination will be dispositive for that Portfolio’s approval or disapproval of Proposal 2 and 3, as applicable.

Manner and Cost of Proxy Solicitation

Proxies will be solicited by mail and may also be solicited in person or by telephone, fax, Internet or personal interview by officers of TNTC. In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Portfolios.

The Portfolios and NTI will share evenly in the expenses related to the preparation, assembling, mailing and solicitation of proxies and the holding of the shareholder meeting. Expenses are currently estimated at $[    ] for the Trust.

Multiple Shareholders in a Household

If you are a member of a household in which multiple shareholders of a Portfolio share the same address, and the Portfolio or your broker or bank (for “street name” accounts) has received consent to household material, then the Portfolio or your broker or bank may have sent to your household only one copy of this Proxy Statement and the accompanying proxy card (“Proxy Materials”), unless the Portfolio or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Proxy Materials, the Portfolio will deliver promptly a separate copy of the Proxy Materials to you upon written or oral request.

To receive a separate copy of the Proxy Materials, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact Northern Institutional Funds by calling 800-637-1380, by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

Shareholder Proposals

The Trust is not required, nor does it intend, to hold annual meetings of shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board holding office has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their Portfolio must submit the proposal in writing so that it is received by the appropriate Portfolio within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under “Information About the Trust.”

Information About the Distributor, Administrator and Sub-Administrator

Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor.

NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, acts as administrator for the Portfolios. TNTC acts as sub-administrator of the Trust.

Information About the Trust

The Trust currently has its principal office at 50 South LaSalle Street, Chicago, Illinois 60603.

* * *

Even if you expect to attend the Meeting in person, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage paid return envelope.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

March 12, 2014

APPENDIX A

OUTSTANDING SHARES

NORTHERN INSTITUTIONAL FUNDS

As of February 24, 2014, each Northern Institutional Fund had the following number of shares outstanding:

PORTFOLIO	OUTSTANDING SHARES

A-1

APPENDIX B

5% SHARE OWNERSHIP

In addition, as of February 24, 2014, the following persons or entities, with an address of 50 South LaSalle Street, Chicago, IL 60603, owned beneficially more than 5% of the outstanding shares of the following Portfolios:

NORTHERN INSTITUTIONAL FUNDS

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
PORTFOLIO	SHAREHOLDER NAME	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)

B-1

APPENDIX C

TRUSTEE COMPENSATION

NORTHERN INSTITUTIONAL FUNDS

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended November 30, 2013.

Non-Interested Trustees

	Diversified Assets Portfolio	Municipal Portfolio	Tax- Exempt Portfolio	Treasury Portfolio	U.S. Government Portfolio	U.S. Government Select Portfolio	Liquid Assets Portfolio	Prime Obligations Portfolio	Total Compensation from Fund Complex (including the Portfolios)(1)
William L. Bax	$19,845	$8,930	$13,969	$13,892	$12,899	$30,760	$1,985	$6,946	$210,000
Edward J. Condon, Jr.	$19,845	$8,930	$13,969	$13,892	$12,899	$30,760	$1,985	$6,946	$210,000
Sandra Polk Guthman	$19,845	$8,930	$13,969	$13,892	$12,899	$30,760	$1,985	$6,946	$210,000
Mary Jacobs Skinner(2)	$17,010	$7,655	$3,402	$11,907	$11,057	$26,365	$1,701	$5,954	$180,000
Richard P. Strubel	$22,680	$10,206	$4,536	$15,876	$14,742	$35,154	$2,268	$7,938	$240,000
Casey J. Sylla	$19,845	$8,930	$13,969	$13,892	$12,899	$30,760	$1,985	$6,946	$210,000
Mark Doll(4)	$8,850	$3,983	$1,770	$6,195	$5,753	$13,717	$885	$3,098	$93,750

Interested Trustee

	Diversified Assets Portfolio	Municipal Portfolio	Tax- Exempt Portfolio	Treasury Portfolio	U.S. Government Portfolio	U.S. Government Select Portfolio	Liquid Assets Portfolio	Prime Obligations Portfolio	Total Compensation from Fund Complex (including the Portfolios)(1)
Stephen N. Potter(3)	None	None	None	None	None	None	None	None	None

(1)	As of December 31, 2013, the Northern Funds Complex consisted of Northern Institutional Funds (8 portfolios) and Northern Funds (48 portfolios).
(2)	Ms. Skinner did not defer any amounts of compensation for the fiscal year ended November 30, 2013. Ms. Skinner earned $56 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested” Trustee, who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.
(4)	Mr. Doll became a Trustee on May 17, 2013.

C-1

APPENDIX D

NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

AMENDED AND RESTATED

GOVERNANCE COMMITTEE CHARTER

The Governance Committee (“Committee”) of the Board of Trustees of Northern Funds and Northern Institutional Funds (together, the “Trust”) shall consist of at least two Trustees, all of whom are “disinterested” (or independent). The duties and powers of the Committee are to: (1) subject to ratification by all of the non-interested Trustees, select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees; (2) review periodically the compensation of Trustees, and recommend any appropriate changes to the Board for consideration; (3) develop appropriate policies and practices relating to the education of new Trustees and the continuing education of incumbent Trustees regarding mutual fund board governance; (4) subject to Board review, oversee the Trust’s Chief Compliance Officer (“CCO”), including coordination with the Trust’s investment adviser with respect to the CCO’s compensation and performance expectations; (5) review and make recommendations to the Board with respect to the format and content of Board agenda and meeting materials and presentations by service providers; (6) oversee the Board’s policy on Trustee ownership of Fund shares; (7) oversee the Board, committee and chair evaluation process and report on the results to the Board; (8) subject to the approval of the Board, select and nominate Board and Committee chair; (9) review information and make recommendations to the Board in connection with the Board’s annual consideration of the Trust’s custodian, foreign custody, transfer agency, administration and distribution agreements, and the Multi-Manager Funds’ sub-advisory agreements (excluding performance information); and (10) perform such other responsibilities and functions as the Board may from time to time refer to the Committee.

In connection with the selection and nomination of candidates to the Board of Trustees, the Committee shall, in accordance with the evaluation criteria set forth on Attachment A hereto, evaluate the qualifications of candidates for Board membership and other principal service providers. Persons selected as disinterested Trustees must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

The Committee shall meet as requested by the Trust’s Chair or the Committee’s Chair. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:        April 15, 2000

Amended:      April 27, 2004

                        November 4, 2005

Approved for the Multi-Manager Funds of Northern Funds: June 20, 2006

Rescinded for the Multi-Manager Funds of Northern Funds: August 3, 2007

Amended:        November 3, 2006

Amended:        November 2, 2007

Amended:        November 13, 2009

Amended:        November 5, 2010

Amended:        November 4, 2011

Amended:        October 16, 2012

Amended:        November 21, 2013

D-1

Attachment A

To

Northern Funds

Northern Institutional Funds

Amended and Restated

Governance Committee Charter

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Governance Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of disinterested trustees of the Trust’s Board.

In general, disinterested trustees as a group, should to the extent possible:

•	be drawn from the ranks of respected and accomplished senior leaders;

•	strive to achieve diversity in terms of gender and race; and

•	reflect a diversity of business experience

The following factors should be taken into consideration by the Governance Committee when evaluating a disinterested trustee candidate:

•	personal integrity

•	an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders

•	a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues

•	a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports

•	a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern

•

an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust’s shareholders

D-2

APPENDIX E

MANAGEMENT AGREEMENT

NORTHERN INSTITUTIONAL FUNDS

FORM OF MANAGEMENT AGREEMENT

AGREEMENT made as of, [    ], 2014 between Northern Institutional Funds, a Delaware statutory trust (the “Trust”), and Northern Trust Investments, Inc. (“NTI”), an Illinois State Banking Corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WITNESSETH:

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust retains and desires to continue to retain NTI to provide investment advisory and administration services as set forth herein for the shares of beneficial interest (“Shares”) in each of the Trust’s investment portfolios (individually, a “Portfolio,” and collectively, the “Portfolios”) as listed on Exhibit A hereto (as such Exhibit may, from time to time, be supplemented (or amended)), and NTI is willing to furnish such investment advisory and administration services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1. Appointment.

a. The Trust hereby appoints NTI to provide the investment advisory (“Advisory Services”) and administration services (“Administration Services”) as specified below, on the terms and for the periods set forth in this Agreement. NTI accepts such appointment and agrees to perform the services and duties herein set forth below that have been designated to it in return for the compensation herein provided.

b. In the event that the Trust establishes one or more portfolios other than the Portfolios with respect to which it desires to retain NTI to provide investment advisory and administration services, the Trust shall notify NTI in writing. If NTI is willing to render such services it shall notify the Trust in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 12 hereof, such portfolio shall become a Portfolio hereunder and the compensation payable by such new Portfolio to NTI will be as agreed in writing at the time.

2. Administration Services and Duties. NTI will perform the Administration Services set forth below. NTI is responsible only for the Administration Services that it has specifically agreed to provide in this Agreement, and not for any other services unless mutually agreed to by the parties pursuant to Section 2(d) hereof.

a. Subject to the general supervision of the Board of Trustees, NTI shall provide supervision of all aspects of the Portfolio’s operations and perform the customary services of an administrator, including but not limited to the corporate treasury, secretarial and blue sky services set forth below.

b. In performing the Administration Services under this Agreement, NTI: (i) will act in accordance with this Agreement and the Trust’s Declaration of Trust, By-Laws, registration statement, the Trust’s and NTI’s compliance policies and procedures, as amended, and with the Oral Instructions (as defined below in Section 3)

and Written Instructions (as defined below in Section 3) of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations; and (ii) will consult with legal counsel to the Portfolio, as necessary and appropriate.

c. In addition to the duties set forth herein, NTI shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Portfolio and NTI.

d. NTI agrees to provide the services described herein in accordance with the performance standards to be agreed upon from time to time by the parties in a separate written agreement. Notwithstanding the foregoing, NTI shall perform its duties as administrator with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

e. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

f. Without limiting the generality of Section 2(a), NTI shall provide the following services to the Portfolios (or to any such individual share classes that are established by the Trust, as applicable):

(1) Maintaining office facilities (which may be in the offices of NTI or a corporate affiliate) and furnishing corporate officers for the Portfolios;

(2) Furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies;

(3) Performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, as follows: (i) expense accrual monitoring and payment of the Portfolios’ bills, preparing monthly reconciliation of the Portfolios’ expense records and updating projections of annual expenses; (ii) determining dividends; (iii) calculating yields and total returns; (iv) preparing materials for review by the Board of Trustees, e.g., written reports pursuant to Rules 2a-7, 10f-3, 17a-7, 17e-1 and 144A and the Portfolios’ applicable procedures; (v) tax and financial counsel; (vi) creating expense pro formas for new Portfolios/classes; (vii) reporting Portfolio statistical information to investment company reporting agencies and associations (e.g., Lipper Analytical Services, Inc. and the Investment Company Institute); and (viii) compliance testing as required by the 1940 Act and other applicable law;

(4) Preparing and arranging for printing of financial statements;

(5) Preparing and filing the Portfolio’s federal and state tax returns (other than those required to be filed by the Portfolio’s custodian and transfer agent) and providing shareholder tax information to the Portfolio’s transfer agent;

(6) Assisting in monitoring and developing compliance procedures for the Portfolios which will include, among other matters, procedures to assist the adviser in monitoring compliance with each Portfolio’s investment objective, policies, restrictions, tax matters and applicable laws and regulations;

(7) Assisting in product development;

(8) Performing oversight/management responsibilities, including the following: (i) supervision and coordination of the Portfolios’ transfer agent; (ii) supervision and coordination of IRA custodians; (iii) supervision and coordination of the Portfolios’ custodian; (iv) vendor management and invoicing; (v) daily report coordination; (vi) media relations; (vii) sales literature forms and development; (viii) fund operations coordination; (ix) management of auditor relationships; and (x) oversight of Portfolio compliance and tax function;

(9) Performing corporate secretarial services including the following: (i) assist in maintaining corporate records and good standing status of the Portfolios in their state of organization; (ii) develop and maintain calendar of annual and quarterly board approvals and regulatory filings; (iii) prepare notice, agenda, memoranda, resolutions and background materials for legal approvals at quarterly and special board meetings and committee meetings; assemble and distribute board materials for board meetings and committee meetings; attend meetings; make presentations where appropriate; prepare minutes; follow up on issues; prepare such periodic and special reports as the Board members may reasonably request; and (iv) provide support for written consent votes where needed;

(10) Performing “blue sky” compliance functions, as follows: (i) effecting and maintaining, as the case may be, the registration of shares of the Portfolios for sale under the securities laws of the jurisdictions listed in the Written Instructions of the Portfolios, which instructions will include the amount of Shares to be registered as well as the warning threshold to be maintained; (ii) filing with each appropriate jurisdiction the appropriate materials relating to the Portfolios; (iii) providing to the Portfolios quarterly reports of sales activity in each jurisdiction in accordance with the Written Instructions of the Portfolios. Sales will be reported by shareholder residence. National Securities Clearing Corporation (NSCC) trades and order clearance will be reported by the state provided by the dealer at the point of sale. Trades by omnibus accounts will be reported by trustee state of residence in accordance with the Written Instructions of the Portfolio outlining the entities which are permitted to maintain omnibus positions with the Portfolios; (iv) in the event sales of Shares in a particular jurisdiction reach or exceed the warning levels provided in the Written Instructions of the Portfolios, NTI will promptly notify the Portfolios with a recommendation of the amount of Shares to be registered in such jurisdiction and the fee for such registration. NTI will not register additional Shares in such jurisdiction unless and until NTI shall have received Written Instructions to do so; and (v) if NTI is instructed by the Portfolios not to register Shares in a particular jurisdiction, NTI will use its best efforts to cause any sales in such jurisdictions to be blocked, and such sales will not be reported to NTI as sales of Shares of the Portfolios. NTI may delegate its blue sky responsibilities to a third party, subject to such third parties’ agreement to be bound by the blue sky provisions of their Agreement, and NTI shall remain responsible for the delegate’s performance under their Agreement;

(11) Monitoring the Portfolios’ arrangements with respect to services provided by institutions (“Servicing Agents”) to their customers who are the beneficial owners of Shares, pursuant to agreements (“Servicing Agreements”) between the Portfolios and such Servicing Agents including: (i) review the qualifications of Servicing Agents wishing to enter into Servicing Agreements; (ii) assist in the execution and delivery of Servicing Agreements; (iii) report to the Board of Trustees with respect to the amounts paid or payable by the Portfolio from time to time under the Servicing Agreements and the nature of the services provided by Servicing Agents; and (iv) maintain appropriate records in connection with their monitoring duties;

(12) Performing the following legal services: (i) prepare and file annual Post-Effective Amendments to the Portfolios’ registration statement; (ii) prepare and file Rule 24f-2 Notices; (iii) prepare and file Forms N-SAR; (iv) prepare and file annual and semi-annual financial reports and Form N-CSR; (v) communicate significant regulatory or legislative developments to Portfolio management and Board members and provide related planning assistance where needed; (vi) consult with Portfolio management regarding portfolio compliance and Portfolio corporate and regulatory issues as needed ; (vii) maintain effective communication with outside counsel; (viii) arrange D&O/E&O insurance and fidelity bond coverage for the Portfolios; (ix) assist in monitoring Portfolio Code of Ethics reporting and provide such reports to the person designated under the Portfolio’s Code; (x) monitor handling of litigation by outside counsel and non-routine regulatory matters; (xi) assist in managing Commission audits of the Portfolios at NTI’s principal place of business; (xii) review sales material and advertising for Portfolio prospectus compliance; (xiii) assist in developing compliance guidelines and procedures to improve overall compliance by the Portfolios and service providers; and (xiv) prepare compliance manuals.

3. Instructions.

a. With respect to Administration Services, NTI will have no liability when acting upon a written communication reasonably believed by NTI to be from (i) any Trustee or officer of the Trust; or (ii) any person, whether or not such person is an officer or employee of the Trust, duly authorized to give such written communication on behalf of the Portfolios as indicated in writing to NTI from time to time (an “Authorized Person”) and actually received by NTI (“Written Instructions”); or instructions, other than Written Instructions actually received by NTI from a person reasonably believed by NTI to be an Authorized Person reasonably believed to have been executed or orally communicated by an Authorized Person (“Oral Instructions”). Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimilie of a manually executed original or other process. NTI will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Portfolios.

b. NTI, its officers, agents or employees, shall accept Oral Instructions or Written Instructions with respect to Administration Services given to them by any person representing or acting on behalf of the Portfolios only if said representative is an Authorized Person. The Portfolio agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Portfolio’s failure to so confirm shall not impair in any respect NTI’s right to rely on Oral Instructions.

4. Right to Receive Advice. With respect to Administration Services, if NTI is in doubt as to any action it should or should not take, it may request directions or advice, including Oral Instructions or Written Instructions, from or on behalf of the Portfolios. With respect to Administration Services, if NTI shall be in doubt as to any question of law pertaining to any action it should or should not take, it may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Portfolios or NTI , at the option of NTI ). In the event of a conflict between such directions or advice or such Oral Instructions or Written Instructions NTI receives from or on behalf of the Trust, and such advice it receives from counsel, NTI shall be entitled to rely upon and follow the advice of counsel. NTI shall be indemnified by the Trust and without liability for any action it takes or does not take with respect to Administration Services in reasonable reliance upon directions or advice or Oral Instructions or Written Instructions it receives from or on behalf of the Trust or from counsel and which NTI believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon NTI to seek such directions or advice or Oral Instructions or Written Instructions.

5. Advisory Services and Duties.

a. Subject to the supervision of the Board of Trustees of the Trust, with respect to Advisory Services, NTI shall manage the investment operations of each of the Trust, and the composition of each Portfolio’s assets, including the purchase, retention and disposition thereof. NTI further agrees that it:

i. shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for such Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

ii. shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Portfolio in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, NTI shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, NTI shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, NTI may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) provided to any Portfolio and/or other account over which NTI and/or an affiliate of NTI exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons NTI shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, NTI may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of NTI’s opinion of the reliability and quality of such broker, dealer or such other person; and

iii. may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by NTI, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and to such other accounts.

b. In addition, NTI shall provide the following ancillary services under this Agreement:

(1) review the preparation of reports and proxy statements to the Portfolios’ shareholders, the periodic updating of the Portfolios’ prospectus, statement of additional information and registration statement, and the preparation of other reports and documents required to be filed by the Portfolios with the Commission;

(2) in connection with its Advisory Services, monitor anticipated purchases and redemptions by shareholders and new investors;

(3) provide assistance as requested by the Board concerning the regulatory requirements applicable to investors that invest in the Portfolios;

(4) develop and monitor investor programs for shareholders of the Portfolios, and assist in the coordination of such programs with programs offered separately by NTI to its clients;

(5) provide assistance in connection with the operations of the Portfolios generally; and

(6) provide other similar services as reasonably requested from time to time by the Board of Trustees of the Trust.

c. NTI, in connection with its Advisory Services:

(1) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(2) shall act in conformity with the Declaration of Trust, By-Laws, Registration Statement and instructions and the directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

d. NTI shall:

(1) comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(2) maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of NTI. When NTI makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of NTI.

e. NTI shall not, unless permitted by the Commission:

(1) permit the Portfolios to execute transactions with NTI’s Bond Department; or

(2) permit the Portfolios to purchase certificates of deposit of NTI or its affiliate banks, commercial paper issued by NTI’s parent holding company or other securities issued or guaranteed by NTI, its parent holding company or their subsidiaries or affiliates.

f. NTI shall render to the Trustees of the Portfolios such periodic and special reports as the Trustees may reasonably request.

g. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

6. Sub-Contractors. At its discretion, NTI may provide advisory services under this Agreement through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with NTI, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by NTI’s authorized officers. In addition, NTI may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Advisers Act to act as sub-advisers or co-advisers to provide with respect to any Portfolio any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Commission and its staff.

7. Compensation.

a. For the services provided pursuant to Sections 2 and 5 above, the Portfolios will pay to NTI a fee, computed daily and payable monthly, as described in the fee schedule attached as Exhibit A. The fee attributable to each Portfolio shall be the several (and not the joint or joint and several) obligation of each such Portfolio.

b. With respect to Administration Services, the Trust will also reimburse NTI monthly for its reasonable out-of-pocket expenses incurred on a Portfolio’s behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs (unless otherwise agreed), costs to obtain independent security market quotes, record retention/storage, negotiated time and materials for development and programming materials (if applicable), travel expenses and other miscellaneous fees incurred on behalf of a Portfolio. With respect to Administration Services, NTI shall not be required to pay any of the following expenses incurred by the Portfolios: (i) membership dues in the Investment Company Institute or any similar organization; (ii) investment advisory fees; (iii) custody and transfer agency fees; (iv) fees paid under any service or distribution plan adopted by the Portfolios; (v) costs of printing and mailing stock certificates; (vi) costs of typesetting and printing of the prospectus for regulatory purposes and for distribution to existing shareholders of the Portfolios; (vii) costs of shareholders’ reports and notices; (viii) interest on borrowed money; (ix) brokerage commissions; (x) stock exchange listing fees; (xi) taxes and fees payable to federal, state and other governmental agencies; (xii) fees of Trustees of the Portfolios who are not affiliated with NTI; (xiii) outside auditing expenses; (xiv) outside legal expenses; (xv) blue sky registration or filing fees; or (xvi) other expenses not specified in this Section 7(b) which may be properly payable by the Portfolio. The Administrator shall not be required to pay any blue sky registration or filing fees unless and until it has received the amount of such fees from the Portfolios.

c. With respect to Advisory Services, during the term of this Agreement, NTI will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Portfolios.

8. Fund Accounting System

a. NTI shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights owned and/or developed by it in connection with the services provided by NTI to the Portfolios pursuant to this Agreement (the “Administrator System”).

b. NTI hereby grants to the Portfolios a limited license to the Administrator System for the sole and limited purpose of having NTI provide the services contemplated hereunder and nothing contained in this Agreement shall be construed or interpreted otherwise and such license shall immediately terminate with the termination of this Agreement.

c. In the event that the Portfolios, including any affiliate or agent of the Portfolios or any third party acting on behalf of the Portfolios, are provided with direct access to the Administrator System, such direct access capability shall be limited to direct entry to the Administrator System by means of on-line mainframe terminal entry or PC emulation of such mainframe terminal entry, and any other non-conforming method of transmission of information to the Administrator System is strictly prohibited without the prior written consent of NTI.

9. Proprietary and Confidential Information.

a. The parties agree that the Proprietary Information (defined below) is confidential information of the parties and their respective licensees. The Portfolios and NTI shall safeguard the confidentiality of the Proprietary Information of each other. The Portfolios and NTI may use the Proprietary Information only to exercise their respective rights or perform their respective duties under this Agreement. Except as otherwise required by law, the Portfolios and NTI shall not duplicate, sell or disclose to others the Proprietary Information of the other, in whole or in part, without the prior written permission of the affected party. The Portfolios and NTI may, however, disclose Proprietary Information to their respective employees who have a need to know the Proprietary Information to perform work for the other, provided that the Portfolios and NTI shall use commercially reasonable best effort to ensure that the Proprietary Information is not duplicated or disclosed by their respective employees in breach of this Agreement. The Portfolios and NTI may also disclose the Proprietary Information to independent contractors, auditors and professional advisors, provided they first agree in writing to be bound by confidentiality obligations substantially similar to this Article 10.1. Notwithstanding the previous sentence, in no event shall either the Portfolios or NTI disclose the Proprietary Information to any competitor of the other without specific, prior written consent.

b. Proprietary Information means:

(i) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Portfolios or NTI, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

(ii) any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Portfolios or NTI a competitive advantage over their competitors;

(iii) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable;

(iv) all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of any party hereto which now exist or come into the control or possession of the other; and

(v) with respect to the Portfolios, all records and other information relative to the Portfolios and their prior, present or potential shareholders (and clients of such shareholders).

c. The obligations of confidentiality and restriction on use herein shall not apply to any Proprietary Information that a party proves:

(i) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

(ii) Was lawfully received by the party from a third party free of any obligation of confidence to such third party; or

(iii) Was already in the possession of the party prior to receipt thereof, directly or indirectly, from the other party; or

(iv) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the other party as much advance notice of the possibility of such disclosure as practical so the other party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(v) Is subsequently and independently developed by employees, consultants or agents of the party without reference to the Proprietary Information disclosed under this Agreement.

d. Notwithstanding the foregoing, it is hereby understood and agreed by the parties hereto that any marketing strategies, customer profiles or administrative, business or shareholder servicing plans or similar items prepared or developed by NTI for the benefit of the Trust shall be considered the Proprietary Information of the Trust and nothing in this Agreement shall be construed to prevent or prohibit the Trust from disclosing such Proprietary Information to a successor adviser or administrator.

e. The obligations of the parties hereto under this Section 9 shall survive the termination of this Agreement.

10. Name of the Trust. NTI agrees that the name “Northern” may be used in the name of the Portfolios and that such name, any related logos and any service marks containing the word “Northern” may be used in connection with the Portfolios’ business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Portfolios will cease such use. The Portfolios acknowledge that they have no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that NTI reserves to itself the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

11. Indemnification

a. With respect to the Advisory Services set forth in Section 5 hereof, the Trust hereby agrees to indemnify and hold harmless NTI, its directors, officers, and employees and each person, if any, who controls NTI (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 (the “1933 Act”), the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Portfolios’ registration statement, the prospectus, the statement of additional information, or any application or other document filed in connection with the qualification of the Portfolios or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of NTI’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of NTI for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information;

b. (i) With respect to the Administration Services and duties set forth in Section 2 hereof, the Trust shall indemnify and hold NTI harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against NTI or for which NTI may be held to be liable in connection with this Agreement or NTI’s performance hereunder (a “Claim”), unless such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 9 of this Agreement.

(ii) NTI shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held to be liable in connection with this Agreement or the Trust’s performance hereunder (a “Claim”), provided that such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 9 of this Agreement.

c. If the indemnification provided for in Section 11(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and NTI agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

It is understood, however, that nothing in this Section 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

d. With respect to the indemnities set forth above in Sections 11(a) and 11(b), in any case in which one party (the “Indemnifying Party”) may be asked to indemnify or hold another party (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party in writing promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not relieve the Indemnifying Party from any liability which it may otherwise have to the Indemnified Party, and the Indemnified Party shall keep the Indemnifying

Party advised with respect to all developments concerning such situation. The Indemnifying Party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of, any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel of good standing chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld. In the event the Indemnifying Party elects to assume the defense of any such Indemnification Claim and retain such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party. In the event that the Indemnifying Party does not elect to assume the defense of any such Indemnification Claim, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent. Neither the Trust nor NTI shall be liable for consequential damages under this Agreement. The obligations of the parties hereto under this Section 11 shall survive the termination of this Agreement.

12. Duration and Termination. Insofar as the holders of Shares representing the interests in the Portfolios are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until June 30, 2015, and, insofar as the holders of Shares representing the interests in any subsequently created Portfolios are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Portfolio) until June 30 of the year following the year in which the Portfolio becomes a Portfolio hereunder, and with respect to each Portfolio thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Portfolio; provided, however, that this Agreement may be terminated by the Trust as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Portfolio affected thereby on 60 days’ written notice to NTI at any time, or by NTI at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

13. Amendment of this Agreement. This Agreement may be amended by mutual consent of the parties, and the consent of the Trust on behalf of the Portfolios must be approved by vote of a majority of those Trustees of the Portfolios who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Portfolio affected by such amendment.

14. Notices. Notices shall be addressed if to the Portfolios at 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry with a copy to Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Diana E. McCarthy, or at or at such other address or to such other individual as shall be so specified by the Portfolios to NTI. Notices shall be addressed if to NTI at Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry or at such other address or to such other individual as shall be so specified by NTI to the Trust.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

17. Miscellaneous.

a. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, including the Investment Advisory and Ancillary Services Agreement dated as of January 9, 2008, as amended, and the Fund Administration Agreement dated as of January 1, 2009, as amended provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

b. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

c. Governing Law. The laws of the State of Illinois, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this Agreement (except as to Section 17(f) hereof which shall be construed in accordance with the laws of the State of Delaware). All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Chicago, and the parties hereby submit themselves to the exclusive jurisdiction of those courts.

d. Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing sentence, if any provision of this Agreement relating directly or indirectly to the term of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the parties shall immediately negotiate in good faith in order to agree upon a new provision which is either (i) the economic equivalent of the invalid provision or (ii) acceptable to the party adversely affected by the invalidity of the prior provision.

e. Customer Identification Program Notice. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. Federal law requires each financial institution to obtain, verify and record certain information that identifies each person who initially opens an account with that financial institution on or after October 1, 2003. Certain of NTI affiliates are financial institutions, and NTI may, as a matter of policy, request (or may have already requested) the Trust’s name, address and taxpayer identification number or other government-issued identification number, and, if such party is a natural person, that party’s date of birth. NTI may also ask (and may have already asked) for additional identifying information, and NTI may take steps (and may have already taken steps) to verify the authenticity and accuracy of these data elements.

f. Liability of Trustees, etc. This Agreement is executed by or on behalf of the Trust with respect to each of the Portfolios and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Portfolio to which such obligations pertain and the assets and property of such Portfolio. All obligations of the Trust under this Agreement shall apply only on a Portfolio-by-Portfolio basis, and the assets of one Portfolio shall not be liable for the obligations of another Portfolio. The Trust’s Declaration of Trust is on file with the Trust.

g. Legal Advice. Notwithstanding anything in this Agreement to the contrary, the services of NTI neither constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Trust or any other person.

h. Books and Records. NTI shall maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). The Advisers further agree that all records which they maintain for the Trust are the property of the Trust and they shall surrender promptly to the Trust any of such records upon the Trust’s request.

NORTHERN INSTITUTIONAL FUNDS

By:

Name:

Title:

NORTHERN TRUST INVESTMENTS, INC.

By:

Name:

Title:

EXHIBIT A – PORTFOLIOS AND MANAGEMENT FEES

The Trust shall pay NTI a fee at the annual rate calculated as a percentage of each Current Portfolio’s assets as set forth below:

FUND	FEE RATE (%)
Diversified Assets	0.33%
U.S. Government	0.33%
U.S. Government Select	0.18%
Tax-Exempt	0.33%
Municipal Money Market	0.18%
Prime Obligations	0.13%
Treasury	0.18%

APPENDIX E (continued)

MANAGEMENT AGREEMENT

NORTHERN INSTITUTIONAL FUNDS – LIQUID ASSETS PORTFOLIO

FORM OF MANAGEMENT AGREEMENT

AGREEMENT made as of, [    ], 2014 between Northern Institutional Funds, a Delaware statutory trust (the “Trust”), and Northern Trust Investments, Inc. (“NTI”), an Illinois State Banking Corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WITNESSETH:

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust retains and desires to continue to retain NTI to provide investment advisory and administration services as set forth herein for the shares of beneficial interest (“Shares”) in each of the Trust’s investment portfolios (individually, a “Portfolio,” and collectively, the “Portfolios”) as listed on Exhibit A hereto (as such Exhibit may, from time to time, be supplemented (or amended)), and NTI is willing to furnish such investment advisory and administration services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1. Appointment.

a. The Trust hereby appoints NTI to provide the investment advisory (“Advisory Services”) and administration services (“Administration Services”) as specified below, on the terms and for the periods set forth in this Agreement. NTI accepts such appointment and agrees to perform the services and duties herein set forth below that have been designated to it in return for the compensation herein provided.

b. In the event that the Trust establishes one or more portfolios other than the Portfolios with respect to which it desires to retain NTI to provide investment advisory and administration services, the Trust shall notify NTI in writing. If NTI is willing to render such services it shall notify the Trust in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 12 hereof, such portfolio shall become a Portfolio hereunder and the compensation payable by such new Portfolio to NTI will be as agreed in writing at the time.

2. Administration Services and Duties. NTI will perform the Administration Services set forth below. NTI is responsible only for the Administration Services that it has specifically agreed to provide in this Agreement, and not for any other services unless mutually agreed to by the parties pursuant to Section 2(d) hereof.

a. Subject to the general supervision of the Board of Trustees, NTI shall provide supervision of all aspects of the Portfolio’s operations and perform the customary services of an administrator, including but not limited to the corporate treasury, secretarial and blue sky services set forth below.

b. In performing the Administration Services under this Agreement, NTI: (i) will act in accordance with this Agreement and the Trust’s Declaration of Trust, By-Laws, registration statement, the Trust’s and NTI’s compliance policies and procedures, as amended, and with the Oral Instructions (as defined below in Section 3)

and Written Instructions (as defined below in Section 3) of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations; and (ii) will consult with legal counsel to the Portfolio, as necessary and appropriate.

c. In addition to the duties set forth herein, NTI shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Portfolio and NTI.

d. NTI agrees to provide the services described herein in accordance with the performance standards to be agreed upon from time to time by the parties in a separate written agreement. Notwithstanding the foregoing, NTI shall perform its duties as administrator with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

e. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

f. Without limiting the generality of Section 2(a), NTI shall provide the following services to the Portfolios (or to any such individual share classes that are established by the Trust, as applicable):

(1) Maintaining office facilities (which may be in the offices of NTI or a corporate affiliate) and furnishing corporate officers for the Portfolios;

(2) Furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies;

(3) Performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, as follows: (i) expense accrual monitoring and payment of the Portfolios’ bills, preparing monthly reconciliation of the Portfolios’ expense records and updating projections of annual expenses; (ii) determining dividends; (iii) calculating yields and total returns; (iv) preparing materials for review by the Board of Trustees, e.g., written reports pursuant to Rules 2a-7, 10f-3, 17a-7, 17e-1 and 144A and the Portfolios’ applicable procedures; (v) tax and financial counsel; (vi) creating expense pro formas for new Portfolios/classes; (vii) reporting Portfolio statistical information to investment company reporting agencies and associations (e.g., Lipper Analytical Services, Inc. and the Investment Company Institute); and (viii) compliance testing as required by the 1940 Act and other applicable law;

(4) Preparing and arranging for printing of financial statements;

(5) Preparing and filing the Portfolio’s federal and state tax returns (other than those required to be filed by the Portfolio’s custodian and transfer agent) and providing shareholder tax information to the Portfolio’s transfer agent;

(6) Assisting in monitoring and developing compliance procedures for the Portfolios which will include, among other matters, procedures to assist the adviser in monitoring compliance with each Portfolio’s investment objective, policies, restrictions, tax matters and applicable laws and regulations;

(7) Assisting in product development;

(8) Performing oversight/management responsibilities, including the following: (i) supervision and coordination of the Portfolios’ transfer agent; (ii) supervision and coordination of IRA custodians; (iii) supervision and coordination of the Portfolios’ custodian; (iv) vendor management and invoicing; (v) daily report coordination; (vi) media relations; (vii) sales literature forms and development; (viii) fund operations coordination; (ix) management of auditor relationships; and (x) oversight of Portfolio compliance and tax function;

(9) Performing corporate secretarial services including the following: (i) assist in maintaining corporate records and good standing status of the Portfolios in their state of organization; (ii) develop and maintain calendar of annual and quarterly board approvals and regulatory filings; (iii) prepare notice, agenda, memoranda, resolutions and background materials for legal approvals at quarterly and special board meetings and committee meetings; assemble and distribute board materials for board meetings and committee meetings; attend meetings; make presentations where appropriate; prepare minutes; follow up on issues; prepare such periodic and special reports as the Board members may reasonably request; and (iv) provide support for written consent votes where needed;

(10) Performing “blue sky” compliance functions, as follows: (i) effecting and maintaining, as the case may be, the registration of shares of the Portfolios for sale under the securities laws of the jurisdictions listed in the Written Instructions of the Portfolios, which instructions will include the amount of Shares to be registered as well as the warning threshold to be maintained; (ii) filing with each appropriate jurisdiction the appropriate materials relating to the Portfolios; (iii) providing to the Portfolios quarterly reports of sales activity in each jurisdiction in accordance with the Written Instructions of the Portfolios. Sales will be reported by shareholder residence. National Securities Clearing Corporation (NSCC) trades and order clearance will be reported by the state provided by the dealer at the point of sale. Trades by omnibus accounts will be reported by trustee state of residence in accordance with the Written Instructions of the Portfolio outlining the entities which are permitted to maintain omnibus positions with the Portfolios; (iv) in the event sales of Shares in a particular jurisdiction reach or exceed the warning levels provided in the Written Instructions of the Portfolios, NTI will promptly notify the Portfolios with a recommendation of the amount of Shares to be registered in such jurisdiction and the fee for such registration. NTI will not register additional Shares in such jurisdiction unless and until NTI shall have received Written Instructions to do so; and (v) if NTI is instructed by the Portfolios not to register Shares in a particular jurisdiction, NTI will use its best efforts to cause any sales in such jurisdictions to be blocked, and such sales will not be reported to NTI as sales of Shares of the Portfolios. NTI may delegate its blue sky responsibilities to a third party, subject to such third parties’ agreement to be bound by the blue sky provisions of their Agreement, and NTI shall remain responsible for the delegate’s performance under their Agreement;

(11) Monitoring the Portfolios’ arrangements with respect to services provided by institutions (“Servicing Agents”) to their customers who are the beneficial owners of Shares, pursuant to agreements (“Servicing Agreements”) between the Portfolios and such Servicing Agents including: (i) review the qualifications of Servicing Agents wishing to enter into Servicing Agreements; (ii) assist in the execution and delivery of Servicing Agreements; (iii) report to the Board of Trustees with respect to the amounts paid or payable by the Portfolio from time to time under the Servicing Agreements and the nature of the services provided by Servicing Agents; and (iv) maintain appropriate records in connection with their monitoring duties;

(12) Performing the following legal services: (i) prepare and file annual Post-Effective Amendments to the Portfolios’ registration statement; (ii) prepare and file Rule 24f-2 Notices; (iii) prepare and file Forms N-SAR; (iv) prepare and file annual and semi-annual financial reports and Form N-CSR; (v) communicate significant regulatory or legislative developments to Portfolio management and Board members and provide related planning assistance where needed; (vi) consult with Portfolio management regarding portfolio compliance and Portfolio corporate and regulatory issues as needed; (vii) maintain effective communication with outside counsel; (viii) arrange D&O/E&O insurance and fidelity bond coverage for the Portfolios; (ix) assist in monitoring Portfolio Code of Ethics reporting and provide such reports to the person designated under the Portfolio’s Code; (x) monitor handling of litigation by outside counsel and non-routine regulatory matters; (xi) assist in managing Commission audits of the Portfolios at NTI’s principal place of business; (xii) review sales material and advertising for Portfolio prospectus compliance; (xiii) assist in developing compliance guidelines and procedures to improve overall compliance by the Portfolios and service providers; and (xiv) prepare compliance manuals.

3. Instructions.

a. With respect to Administration Services, NTI will have no liability when acting upon a written communication reasonably believed by NTI to be from (i) any Trustee or officer of the Trust; or (ii) any person, whether or not such person is an officer or employee of the Trust, duly authorized to give such written communication on behalf of the Portfolios as indicated in writing to NTI from time to time (an “Authorized Person”) and actually received by NTI (“Written Instructions”); or instructions, other than Written Instructions actually received by NTI from a person reasonably believed by NTI to be an Authorized Person reasonably believed to have been executed or orally communicated by an Authorized Person (“Oral Instructions”). Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimilie of a manually executed original or other process. NTI will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Portfolios.

b. NTI, its officers, agents or employees, shall accept Oral Instructions or Written Instructions with respect to Administration Services given to them by any person representing or acting on behalf of the Portfolios only if said representative is an Authorized Person. The Portfolio agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Portfolio’s failure to so confirm shall not impair in any respect NTI’s right to rely on Oral Instructions.

4. Right to Receive Advice. With respect to Administration Services, if NTI is in doubt as to any action it should or should not take, it may request directions or advice, including Oral Instructions or Written Instructions, from or on behalf of the Portfolios. With respect to Administration Services, if NTI shall be in doubt as to any question of law pertaining to any action it should or should not take, it may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Portfolios or NTI , at the option of NTI ). In the event of a conflict between such directions or advice or such Oral Instructions or Written Instructions NTI receives from or on behalf of the Trust, and such advice it receives from counsel, NTI shall be entitled to rely upon and follow the advice of counsel. NTI shall be indemnified by the Trust and without liability for any action it takes or does not take with respect to Administration Services in reasonable reliance upon directions or advice or Oral Instructions or Written Instructions it receives from or on behalf of the Trust or from counsel and which NTI believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon NTI to seek such directions or advice or Oral Instructions or Written Instructions.

5. Advisory Services and Duties.

a. Subject to the supervision of the Board of Trustees of the Trust, with respect to Advisory Services, NTI shall manage the investment operations of each of the Trust, and the composition of each Portfolio’s assets, including the purchase, retention and disposition thereof. NTI further agrees that it:

i. shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for such Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

ii. shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Portfolio in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, NTI shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, NTI shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, NTI may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) provided to any Portfolio and/or other account over which NTI and/or an affiliate of NTI exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons NTI shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, NTI may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of NTI’s opinion of the reliability and quality of such broker, dealer or such other person; and

iii. may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by NTI, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and to such other accounts.

b. In addition, NTI shall provide the following ancillary services under this Agreement:

(1) review the preparation of reports and proxy statements to the Portfolios’ shareholders, the periodic updating of the Portfolios’ prospectus, statement of additional information and registration statement, and the preparation of other reports and documents required to be filed by the Portfolios with the Commission;

(2) in connection with its Advisory Services, monitor anticipated purchases and redemptions by shareholders and new investors;

(3) provide assistance as requested by the Board concerning the regulatory requirements applicable to investors that invest in the Portfolios;

(4) develop and monitor investor programs for shareholders of the Portfolios, and assist in the coordination of such programs with programs offered separately by NTI to its clients;

(5) provide assistance in connection with the operations of the Portfolios generally; and

(6) provide other similar services as reasonably requested from time to time by the Board of Trustees of the Trust.

c. NTI, in connection with its Advisory Services:

(1) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(2) shall act in conformity with the Declaration of Trust, By-Laws, Registration Statement and instructions and the directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

d. NTI shall:

(1) comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(2) maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of NTI. When NTI makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of NTI.

e. NTI shall not, unless permitted by the Commission:

(1) permit the Portfolios to execute transactions with NTI’s Bond Department; or

(2) permit the Portfolios to purchase certificates of deposit of NTI or its affiliate banks, commercial paper issued by NTI’s parent holding company or other securities issued or guaranteed by NTI, its parent holding company or their subsidiaries or affiliates.

f. NTI shall render to the Trustees of the Portfolios such periodic and special reports as the Trustees may reasonably request.

g. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

6. Sub-Contractors. At its discretion, NTI may provide advisory services under this Agreement through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with NTI, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by NTI’s authorized officers. In addition, NTI may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Advisers Act to act as sub-advisers or co-advisers to provide with respect to any Portfolio any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Commission and its staff.

7. Compensation.

a. For the services provided pursuant to Sections 2 and 5 above, the Portfolios will pay to NTI a fee, computed daily and payable monthly, as described in the fee schedule attached as Exhibit A. The fee attributable to each Portfolio shall be the several (and not the joint or joint and several) obligation of each such Portfolio.

b. With respect to Administration Services, the Trust will also reimburse NTI monthly for its reasonable out-of-pocket expenses incurred on a Portfolio’s behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs (unless otherwise agreed), costs to obtain independent security market quotes, record retention/storage, negotiated time and materials for development and programming materials (if applicable), travel expenses and other miscellaneous fees incurred on behalf of a Portfolio. With respect to Administration Services, NTI shall not be required to pay any of the following expenses incurred by the Portfolios: (i) membership dues in the Investment Company Institute or any similar organization; (ii) investment advisory fees; (iii) custody and transfer agency fees; (iv) fees paid under any service or distribution plan adopted by the Portfolios; (v) costs of printing and mailing stock certificates; (vi) costs of typesetting and printing of the prospectus for regulatory purposes and for distribution to existing shareholders of the Portfolios; (vii) costs of shareholders’ reports and notices; (viii) interest on borrowed money; (ix) brokerage commissions; (x) stock exchange listing fees; (xi) taxes and fees payable to federal, state and other governmental agencies; (xii) fees of Trustees of the Portfolios who are not affiliated with NTI; (xiii) outside auditing expenses; (xiv) outside legal expenses; (xv) blue sky registration or filing fees; or (xvi) other expenses not specified in this Section 7(b) which may be properly payable by the Portfolio. The Administrator shall not be required to pay any blue sky registration or filing fees unless and until it has received the amount of such fees from the Portfolios.

c. With respect to Advisory Services, during the term of this Agreement, NTI will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Portfolios.

8. Fund Accounting System

a. NTI shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights owned and/or developed by it in connection with the services provided by NTI to the Portfolios pursuant to this Agreement (the “Administrator System”).

b. NTI hereby grants to the Portfolios a limited license to the Administrator System for the sole and limited purpose of having NTI provide the services contemplated hereunder and nothing contained in this Agreement shall be construed or interpreted otherwise and such license shall immediately terminate with the termination of this Agreement.

c. In the event that the Portfolios, including any affiliate or agent of the Portfolios or any third party acting on behalf of the Portfolios, are provided with direct access to the Administrator System, such direct access capability shall be limited to direct entry to the Administrator System by means of on-line mainframe terminal entry or PC emulation of such mainframe terminal entry, and any other non-conforming method of transmission of information to the Administrator System is strictly prohibited without the prior written consent of NTI.

9. Proprietary and Confidential Information.

a. The parties agree that the Proprietary Information (defined below) is confidential information of the parties and their respective licensees. The Portfolios and NTI shall safeguard the confidentiality of the Proprietary Information of each other. The Portfolios and NTI may use the Proprietary Information only to exercise their respective rights or perform their respective duties under this Agreement. Except as otherwise required by law, the Portfolios and NTI shall not duplicate, sell or disclose to others the Proprietary Information of the other, in whole or in part, without the prior written permission of the affected party. The Portfolios and NTI may, however, disclose Proprietary Information to their respective employees who have a need to know the Proprietary Information to perform work for the other, provided that the Portfolios and NTI shall use commercially reasonable best effort to ensure that the Proprietary Information is not duplicated or disclosed by their respective employees in breach of this Agreement. The Portfolios and NTI may also disclose the Proprietary Information to independent contractors, auditors and professional advisors, provided they first agree in writing to be bound by confidentiality obligations substantially similar to this Article 10.1. Notwithstanding the previous sentence, in no event shall either the Portfolios or NTI disclose the Proprietary Information to any competitor of the other without specific, prior written consent.

b. Proprietary Information means:

(i) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Portfolios or NTI, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

(ii) any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Portfolios or NTI a competitive advantage over their competitors;

(iii) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable;

(iv) all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of any party hereto which now exist or come into the control or possession of the other; and

(v) with respect to the Portfolios, all records and other information relative to the Portfolios and their prior, present or potential shareholders (and clients of such shareholders).

c. The obligations of confidentiality and restriction on use herein shall not apply to any Proprietary Information that a party proves:

(i) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

(ii) Was lawfully received by the party from a third party free of any obligation of confidence to such third party; or

(iii) Was already in the possession of the party prior to receipt thereof, directly or indirectly, from the other party; or

(iv) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the other party as much advance notice of the possibility of such disclosure as practical so the other party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(v) Is subsequently and independently developed by employees, consultants or agents of the party without reference to the Proprietary Information disclosed under this Agreement.

d. Notwithstanding the foregoing, it is hereby understood and agreed by the parties hereto that any marketing strategies, customer profiles or administrative, business or shareholder servicing plans or similar items prepared or developed by NTI for the benefit of the Trust shall be considered the Proprietary Information of the Trust and nothing in this Agreement shall be construed to prevent or prohibit the Trust from disclosing such Proprietary Information to a successor adviser or administrator.

e. The obligations of the parties hereto under this Section 9 shall survive the termination of this Agreement.

10. Name of the Trust. NTI agrees that the name “Northern” may be used in the name of the Portfolios and that such name, any related logos and any service marks containing the word “Northern” may be used in connection with the Portfolios’ business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Portfolios will cease such use. The Portfolios acknowledge that they have no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that NTI reserves to itself the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

11. Indemnification

a. With respect to the Advisory Services set forth in Section 5 hereof, the Trust hereby agrees to indemnify and hold harmless NTI, its directors, officers, and employees and each person, if any, who controls NTI (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 (the “1933 Act”), the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Portfolios’ registration statement, the prospectus, the statement of additional information, or any application or other document filed in connection with the qualification of the Portfolios or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of NTI’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of NTI for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information.

b. (i) With respect to the Administration Services and duties set forth in Section 2 hereof, the Trust shall indemnify and hold NTI harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against NTI or for which NTI may be held to be liable in connection with this Agreement or NTI’s performance hereunder (a “Claim”), unless such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 9 of this Agreement.

(ii) NTI shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held to be liable in connection with this Agreement or the Trust’s performance hereunder (a “Claim”), provided that such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 9 of this Agreement.

c. If the indemnification provided for in Section 11(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and NTI agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

It is understood, however, that nothing in this Section 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

d. With respect to the indemnities set forth above in Sections 11(a) and 11(b), in any case in which one party (the “Indemnifying Party”) may be asked to indemnify or hold another party (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party in writing promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not relieve the Indemnifying Party from any liability which it may otherwise have to the Indemnified Party, and the Indemnified Party shall keep the Indemnifying

Party advised with respect to all developments concerning such situation. The Indemnifying Party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of, any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel of good standing chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld. In the event the Indemnifying Party elects to assume the defense of any such Indemnification Claim and retain such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party. In the event that the Indemnifying Party does not elect to assume the defense of any such Indemnification Claim, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent. Neither the Trust nor NTI shall be liable for consequential damages under this Agreement. The obligations of the parties hereto under this Section 11 shall survive the termination of this Agreement.

12. Duration and Termination. Insofar as the holders of Shares representing the interests in the Portfolios are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until June 30, 2015, and, insofar as the holders of Shares representing the interests in any subsequently created Portfolios are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Portfolio) until June 30 of the year following the year in which the Portfolio becomes a Portfolio hereunder, and with respect to each Portfolio thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Portfolio; provided, however, that this Agreement may be terminated by the Trust as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Portfolio affected thereby on 60 days’ written notice to NTI at any time, or by NTI at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

13. Amendment of this Agreement. This Agreement may be amended by mutual consent of the parties, and the consent of the Trust on behalf of the Portfolios must be approved by vote of a majority of those Trustees of the Portfolios who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Portfolio affected by such amendment.

14. Notices. Notices shall be addressed if to the Portfolios at 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry with a copy to Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Diana E. McCarthy, or at or at such other address or to such other individual as shall be so specified by the Portfolios to NTI. Notices shall be addressed if to NTI at Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry or at such other address or to such other individual as shall be so specified by NTI to the Trust.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

17. Miscellaneous.

a. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, including the Investment Advisory and Ancillary Services Agreement dated as of January 9, 2008, as amended, and the Fund Administration Agreement dated as of January 1, 2009, as amended provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

b. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

c. Governing Law. The laws of the State of Illinois, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this Agreement (except as to Section 17(f) hereof which shall be construed in accordance with the laws of the State of Delaware). All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Chicago, and the parties hereby submit themselves to the exclusive jurisdiction of those courts.

d. Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing sentence, if any provision of this Agreement relating directly or indirectly to the term of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the parties shall immediately negotiate in good faith in order to agree upon a new provision which is either (i) the economic equivalent of the invalid provision or (ii) acceptable to the party adversely affected by the invalidity of the prior provision.

e. Customer Identification Program Notice. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. Federal law requires each financial institution to obtain, verify and record certain information that identifies each person who initially opens an account with that financial institution on or after October 1, 2003. Certain of NTI affiliates are financial institutions, and NTI may, as a matter of policy, request (or may have already requested) the Trust’s name, address and taxpayer identification number or other government-issued identification number, and, if such party is a natural person, that party’s date of birth. NTI may also ask (and may have already asked) for additional identifying information, and NTI may take steps (and may have already taken steps) to verify the authenticity and accuracy of these data elements.

f. Liability of Trustees, etc. This Agreement is executed by or on behalf of the Trust with respect to each of the Portfolios and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Portfolio to which such obligations pertain and the assets and property of such Portfolio. All obligations of the Trust under this Agreement shall apply only on a Portfolio-by-Portfolio basis, and the assets of one Portfolio shall not be liable for the obligations of another Portfolio. The Trust’s Declaration of Trust is on file with the Trust.

g. Legal Advice. Notwithstanding anything in this Agreement to the contrary, the services of NTI neither constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Trust or any other person.

h. Books and Records. NTI shall maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). The Advisers further agree that all records which they maintain for the Trust are the property of the Trust and they shall surrender promptly to the Trust any of such records upon the Trust’s request.

NORTHERN INSTITUTIONAL FUNDS

By:

Name:

Title:

NORTHERN TRUST INVESTMENTS, INC.

By:

Name:

Title:

EXHIBIT A – PORTFOLIO AND MANAGEMENT FEES

The Trust shall pay NTI a fee at the annual rate calculated as a percentage of the Current Portfolio’s assets as set forth below:

FUND	FEE RATE (%)
Liquid Assets	0.10%

APPENDIX F

FEES PAID TO NTI BY FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to NTI and assets under management of each registered investment company with an investment objective similar to the investment objective of any of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Money market funds that seek to maintain a stable net asset value (“NAV”) of $1.00 per share

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
Northern California Municipal Money Market Fund	0.25%	369,955,000
Northern Money Market Fund	0.25%	8,576,752,000
Northern Municipal Money Market Fund	0.25%	6,657,305,000
Northern U.S. Government Money Market Fund	0.25%	1,329,392,000
Northern U.S. Government Select Money Market Fund	0.25%	3,537,631,000

F-1

APPENDIX G

PRO FORMA FEE TABLES

The following tables compare the fees currently charged by each Portfolio with the pro forma fees that would apply if the Proposed Management Agreement was approved by shareholders. Each table shows the Portfolio’s current fee table from its most recent prospectus and compares the similar fees that will be applicable if the Proposed Management Agreement is approved.

Diversified Assets Portfolio – Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Shares			Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.02%	Other Expenses		0.035%
Service Agent Fees	None		Transfer Agency Fees	0.015%
Other Operating Expenses	0.02%		Other Operating Expenses	0.020%
Total Annual Portfolio Operating Expenses		0.37%	Total Annual Portfolio Operating Expenses		0.365%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.35%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.35%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Diversified Assets Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.28%	Other Expenses		0.295%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	0.25%
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.63%	Total Annual Portfolio Operating Expenses		0.625%
Expense Reimbursement (1)		(0.02)%	Expense Reimbursement (2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.61%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.61%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Diversified Assets Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.54%	Other Expenses		0.555%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
			Service Agent Fees	0.50%
Other Operating Expenses	0.04%		Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.89%	Total Annual Portfolio Operating Expenses		0.885%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.87%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.87%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

U.S. Government Portfolio – Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Shares			Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.02%	Other Expenses		0.035%
Service Agent Fees	None		Transfer Agency Fees	0.015%
			Service Agent Fees	None
Other Operating Expenses	0.02%		Other Operating Expenses	0.02%
Total Annual Portfolio Operating Expenses		0.37%	Total Annual Portfolio Operating Expenses		0.365%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.15)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.35%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.35%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

U.S. Government Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.28%	Other Expenses		0.295%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
			Servicing Agent Fees	0.25%
Other Operating Expenses	0.03%		Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.63%	Total Annual Portfolio Operating Expenses		0.625%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.15)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.61%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.61%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

U.S. Government Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.54%	Other Expenses		0.555%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Servicing Agent Fees	0.50%
			Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.89%	Total Annual Portfolio Operating Expenses		0.885%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.15)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.87%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.87%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

U.S. Government Select Portfolio – Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)
		Shares			Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.02%	Other Expenses		0.035%
Service Agent Fees	None		Transfer Agency Fees	0.015%
			Service Agent Fees	None
Other Operating Expenses	0.02%		Other Operating Expenses	0.02%
Total Annual Portfolio Operating Expenses		0.32%	Total Annual Portfolio Operating Expenses		0.215%
Expense Reimbursement (1)		(0.12)%	Expense Reimbursement (2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.20%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.20%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

U.S. Government Select Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.28%	Other Expenses		0.295%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	0.25%
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.58%	Total Annual Portfolio Operating Expenses		0.475%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.46%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.46%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

U.S. Government Select Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.54%	Other Expenses		0.555%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Service Agent Fees	0.50%
			Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.84%	Total Annual Portfolio Operating Expenses		0.735%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.72%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.720%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Treasury Portfolio - Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.02%	Other Expenses		0.035%
Service Agent Fees	None		Transfer Agency Fees	0.015%
			Service Agent Fees	None
Other Operating Expenses	0.02%		Other Operating Expenses	0.02%
Total Annual Portfolio Operating Expenses		0.32%	Total Annual Portfolio Operating Expenses		0.215%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.20%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.20%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Treasury Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.28%	Other Expenses		0.295%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	0.25%
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.58%	Total Annual Portfolio Operating Expenses		0.475%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.46%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.46%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Treasury Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.54%	Other Expenses		0.555%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Service Agent Fees	0.50%
			Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.84%	Total Annual Portfolio Operating Expenses		0.735%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.72%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.72%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Tax-Exempt Portfolio – Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Shares			Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.02%	Other Expenses		0.035%
Service Agent Fees	None		Transfer Agency Fees	0.015%
Other Operating Expenses	0.02%		Service Agent Fees	None
			Other Operating Expenses	0.02%
Total Annual Portfolio Operating Expenses		0.37%	Total Annual Portfolio Operating Expenses		0.365%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.35%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.35%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Tax-Exempt Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.28%	Other Expenses		0.295%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	0.25%
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.63%	Total Annual Portfolio Operating Expenses		0.625%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.61%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.61%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Tax-Exempt Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.54%	Other Expenses		0.555%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Service Agent Fees	0.50%
			Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.89%	Total Annual Portfolio Operating Expenses		0.885%
Expense Reimbursement(1)		(0.02)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.87%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.87%

(1) Northern Trust Investments, Inc. has contractually agreed to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Municipal Portfolio – Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Shares			Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.02%	Other Expenses		0.035%
Service Agent Fees	None		Transfer Agency Fees	0.015%
Other Operating Expenses	0.02%		Service Agent Fees	None
			Other Operating Expenses	0.02%
Total Annual Portfolio Operating Expenses		0.32%	Total Annual Portfolio Operating Expenses		0.215%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.20%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.20%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Municipal Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.28%	Other Expenses		0.295%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	0.25%
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.58%	Total Annual Portfolio Operating Expenses		0.475%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.46%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.46%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Municipal Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.30%	Management Fees		0.18%
Other Expenses		0.54%	Other Expenses		0.555%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Service Agent Fees	0.50%
			Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.84%	Total Annual Portfolio Operating Expenses		0.735%
Expense Reimbursement(1)		(0.12)%	Expense Reimbursement(2)		(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.72%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.72%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Liquid Assets Portfolio

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT		PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		Shareholder Fees (fees paid directly from your investment)
None		None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)		Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees	0.35%	Management Fees	0.10%
Other Expenses	0.02%	Other Expenses	0.015%
Total Annual Portfolio Operating Expenses	0.37%	Total Annual Portfolio Operating Expenses	0.115%
Expense Reimbursement(1)(2)	(0.27)%	Expense Reimbursement(3)	(0.015)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.10%	Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.10%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.00% of the Portfolio’s average daily net assets; and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.10%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) As of the date of this Prospectus, The Northern Trust Company (“TNTC”) has contractually agreed to waive its custody and transfer agency fees until at least April 1, 2014. After this date, TNTC may terminate this contractual arrangement provided that it has given the Portfolio 60 days prior written notice of such termination. The Portfolio’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

(3) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.10%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Prime Obligations Portfolio – Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Shares			Shares
Management Fees		0.25%	Management Fees		0.13%
Other Expenses		0.03%	Other Expenses		0.045%
Service Agent Fees	None		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	None
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.28%	Total Annual Portfolio Operating Expenses		0.175%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.025)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.15%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.15%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.05%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Prime Obligations Portfolio – Service Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Service Shares			Service Shares
Management Fees		0.25%	Management Fees		0.13%
Other Expenses		0.29%	Other Expenses		0.305%
Service Agent Fees	0.25%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Service Agent Fees	0.25%
			Other Operating Expenses	0.04%
Total Annual Portfolio Operating Expenses		0.54%	Total Annual Portfolio Operating Expenses		0.435%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.025)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.41%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.41%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.05%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Prime Obligations Portfolio – Premier Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		Premier Shares			Premier Shares
Management Fees		0.25%	Management Fees		0.13%
Other Expenses		0.55%	Other Expenses		0.565%
Service Agent Fees	0.50%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.05%		Service Agent Fees	0.50%
			Other Operating Expenses	0.05%
Total Annual Portfolio Operating Expenses		0.80%	Total Annual Portfolio Operating Expenses		0.695%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.025)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.67%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.67%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.05%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

Prime Obligations Portfolio – GFS Shares

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)

		GFS Shares			GFS Shares
Management Fees		0.25%	Management Fees		0.13%
Other Expenses		0.03%	Other Expenses		0.045%
Service Agent Fees	None		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Service Agent Fees	None
			Other Operating Expenses	0.03%
Total Annual Portfolio Operating Expenses		0.28%	Total Annual Portfolio Operating Expenses		0.175%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.025)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.15%	Total Annual Portfolio Operating Expenses After Expense Reimbursement		0.15%

(1) Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Portfolio to 0.10% of the Portfolio’s average daily net assets and to reimburse certain expenses of the Portfolio (including the administration fee, but excluding the investment advisory fee and transfer agency fee, servicing fees, extraordinary expenses such as taxes, interest, and indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees of Northern Institutional Funds and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum) to the extent the Portfolio’s Administration Fees and “Other Expenses” exceed 0.05%. These contractual limitations may not be terminated before April 1, 2014 without the approval of the Board of Trustees.

(2) Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

APPENDIX H

EXPENSE EXAMPLES

Expense Examples

The examples are intended to help you compare the cost of investing in the relevant Portfolio both before and after the approval of the Proposed Management Agreement. The examples assume that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Diversified Assets Portfolio – Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$117	$206	$466
Proposed Management Agreement (pro forma)	$36	$115	$201	$455

Diversified Assets Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$62	$200	$349	$784
Proposed Management Agreement (pro forma)	$62	$198	$345	$773

Diversified Assets Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$89	$282	$491	$1,094
Proposed Management Agreement (pro forma)	$89	$280	$487	$1,083

U.S. Government Portfolio – Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$117	$206	$466
Proposed Management Agreement (pro forma)	$36	$115	$201	$455

U.S. Government Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$62	$200	$349	$784
Proposed Management Agreement (pro forma)	$62	$198	$345	$773

U.S. Government Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$89	$282	$491	$1,094
Proposed Management Agreement (pro forma)	$89	$280	$487	$1,083

U.S. Government Select Portfolio – Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$20	$91	$168	$394
Proposed Management Agreement (pro forma)	$20	$67	$117	$267

U.S. Government Select Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$174	$312	$714
Proposed Management Agreement (pro forma)	$47	$150	$262	$590

U.S. Government Select Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$74	$256	$454	$1,026
Proposed Management Agreement (pro forma)	$74	$232	$405	$906

Treasury Portfolio – Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$20	$91	$168	$394
Proposed Management Agreement (pro forma)	$20	$67	$117	$267

Treasury Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$174	$312	$714
Proposed Management Agreement (pro forma)	$47	$150	$262	$590

Treasury Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$74	$256	$454	$1,026
Proposed Management Agreement (pro forma)	$74	$232	$405	$906

Tax-Exempt Portfolio – Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$117	$206	$466
Proposed Management Agreement (pro forma)	$36	$115	$201	$455

Tax-Exempt Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$62	$200	$349	$784
Proposed Management Agreement (pro forma)	$62	$198	$345	$773

Tax-Exempt Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$89	$282	$491	$1,094
Proposed Management Agreement (pro forma)	$89	$280	$487	$1,083

Municipal Portfolio – Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$20	$91	$168	$394
Proposed Management Agreement (pro forma)	$20	$67	$117	$267

Municipal Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$174	$312	$714
Proposed Management Agreement (pro forma)	$47	$150	$262	$590

Municipal Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$74	$256	$454	$1,026
Proposed Management Agreement (pro forma)	$74	$232	$405	$906

Prime Obligations Portfolio – Service Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$42	$160	$289	$665
Proposed Management Agreement (pro forma)	$42	$136	$239	$540

Prime Obligations Portfolio – Premier Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$68	$242	$431	$978
Proposed Management Agreement (pro forma)	$68	$219	$382	$857

Prime Obligations Portfolio – GFS Shares

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$15	$77	$144	$343
Proposed Management Agreement (pro forma)	$15	$53	$94	$215

APPENDIX I

FEES PAYABLE TO NTI UNDER THE CURRENT AGREEMENTS AND FEES PAID UNDER THE PROPOSED MANAGEMENT AGREEMENTS

The following table allows you to compare the advisory and administration fees payable to NTI under the Current Agreements during each Portfolio’s last fiscal year with the Proposed Management Fees payable to NTI during the fiscal year had the Proposed Management Agreements been in effect for the entire fiscal year. The advisory fees payable in fiscal year 2013 for the U.S. Government Select, Treasury, Municipal, Prime Obligations and Liquid Assets Portfolios reflect advisory fees contractually waived by NTI. If the Proposed Management Agreement is approved by shareholders, NTI will not enter into a new waiver agreement with the U.S. Government Select, Treasury, Municipal, Prime Obligations and Liquid Assets Portfolios. NTI, as administrator is also contractually obligated to reimburse expenses of each of the Portfolios, subject to certain limitations, that exceed on an annualized basis 0.10% of each Portfolio’s average daily net assets. If the Proposed Management Agreement is approved, NTI will enter into a new expense reimbursement agreement with the Portfolios on substantially the same terms and conditions as the existing expense reimbursement agreement. In addition, NTI may voluntarily waive advisory fees or reimburse additional expense to prevent a negative yield.

Portfolio	Advisory Fees Paid for Fiscal Year Ended 11/30/2013	Administration Fees Paid for Fiscal Year Ended 11/30/2013	Total Combined for Fiscal Year Ended 11/30/2013	Proposed Management Fees Payable	Difference
Diversified Assets	$25,671,159	$10,268,381	$35,939,540	$33,894,703	$(2,044,837)
U.S. Government	20,014,116	8,005,584	28,019,700	26,423,647	(1,596,053)
U.S. Government Select	18,788,039	18,788,039	37,576,078	33,826,284	(3,749,794)
Treasury	10,500,928	10,500,928	21,001,856	18,905,722	(2,096,134)
Tax-Exempt	3,783,148	1,513,247	5,296,395	4,995,161	(301,234)
Municipal	4,998,878	4,998,878	9,997,756	9,000,061	(997,695)
Prime Obligations	4,179,598	4,179,598	8,359,196	5,434,676	(2,924,520)
Liquid Assets	0	1,685,752	1,685,752	1,685,752	—

I-1

APPENDIX J

NONADVISORY FEES PAID TO NTI AND ITS AFFILIATES

For the fiscal year ended November 30, 2013, the amount of administration (with respect to NTI), custody and fund accounting and transfer agency fees incurred by each Portfolio was as follows:

	Custody and Fund Accounting Fees	Transfer Agency Fees
Diversified Assets Portfolio	$1,082,010	$72,921
Municipal Portfolio	515,898	45,534
Tax-Exempt Portfolio	167,245	24,796
Treasury Portfolio	1,128,533	39,269
U.S. Government Portfolio	884,017	47,556
U.S. Government Select Portfolio	1,965,924	143,211
Liquid Assets Portfolio	0	0
Prime Obligations Portfolio	465,832	54,224

J-1

APPENDIX K

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NTI

Name and Position with Investment Adviser (NTI )	Name of Other Company	Position with Other Company
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

K-1

APPENDIX L

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED MANAGEMENT

AGREEMENT

The Board of Trustees of Northern Institutional Funds (“NIF Trustees”) oversees and reviews the investment performance and expenses of the Northern Institutional Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NIF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NIF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NIF Independent Trustees”) voting separately, approved the NIF Management Agreement on February 14, 2014 and recommended that shareholders of each Fund approve the NIF Management Agreement. The foregoing meeting is referred to below as the “NIF Contract Meeting.”

The NIF Trustees received written materials and verbal presentations relating to the NIF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NIF Management Agreement at its meeting. At the NIF Contract Meeting, the NIF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NIF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NIF Contract Meeting without employees of NTI present.

In evaluating the NIF Management Agreement at the NIF Contract Meeting, the NIF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Northern Institutional Funds. The NIF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NIF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NIF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NIF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after fee waivers and reimbursements) in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NIF Management Agreement for each of the Funds, the NIF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NIF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NIF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NIF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NIF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For Funds that had been in existence for the applicable periods, the Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The Trustees compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NIF Trustees concluded based on the information received and, taking into account the low interest rate environment, that each Fund’s performance was satisfactory.

Fees, Profitability and Costs

The NIF Trustees also evaluated the Funds’ contractual management fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NIF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined advisory and administration fees, and that the total annual fund operating expenses before reimbursements would be lower than under the current advisory and administration agreements. But the NIF Trustees also considered that net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. In this regard, NIF Trustees took into account that the aggregate fees payable to NTI for advisory and administration services, as well as the contractual fee waivers and reimbursements by NTI would be reduced.

The NIF Trustees reviewed information on the proposed Management Fee rates under the NIF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Fee rates and total operating expense ratios were prepared by Lipper. The NIF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median, except for three Funds which were slightly above the median.

The NIF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Fund. For Funds where there were applicable comparisons, the NIF Trustees considered the difference in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NIF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds.

In addition, the NIF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NIF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NIF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NIF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NIF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ management fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Funds to specific levels.

Other Benefits to NTI

The Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with TNTC. In addition, the Trustees considered that the scale of the Funds provided opportunities to Northern to obtain securities trading advantages for its other advisory clients. The Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Funds’ equity investment portfolios.

After deliberation, the NIF Trustees concluded at the NIF Contract Meeting with respect to all of the Funds that the Management Fees paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NIF Management Agreement should be approved.

APPENDIX M

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended November 30th as follows:

	2013				2012
	All fees and services to the Trust that were pre-approved		All Fees and services to service affiliates that were pre-approved		All Fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved
(a) Audit Fees	$156,000		N/A		$147,800		N/A
(b) Audit-Related Fees	$0		$10		$5,000		$0
(c) Tax Fees	$26,400	(1)	$135,000	(2)	$42,500	(1)	$155,000	(2)(3)
(d) All Other Fees	$0		$136,775	(4)(5)	$0		$132,480	(4)(5)

(1)	Federal and State tax return review. Excise tax return review.
(2)	Subscription to online support for foreign tax matters ($135,000).
(3)	Agreed upon procedures relating to foreign tax review ($20,000).
(4)	Agreed upon procedures relating to transfer agent ($33,200 and $31,500 for fiscal years 2013 and 2012, respectively).
(5)	Subscription to online technical support for research on specific accounting, tax and technical matters ($103,575 and $100,980 for fiscal years 2013 and 2012, respectively).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2013 and November 30, 2012 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

M-1

APPENDIX N

NORTHERN TRUST’S VOTING AND/OR INVESTMENT POWER OVER FUND SHARES

As of February 24, 2014, TNTC and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60603, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding shares of each Portfolio as follows:

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)

N-1

APPENDIX O

PERCENTAGE OF OUTSTANDING SHARES SUBJECT TO VOTING

ARRANGEMENTS WITH ISS [IF NEEDED; NORTHERN TO CONFIRM]

O-1

VOTE THIS PROXY CARD TODAY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Vote by Touch-Tone Phone, by Mail or Online!

CALL: To vote by phone call toll-free 1-800-595-9111.

Follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

INTERNET: [Instructions to be provided]

NORTHERN INSTITUTIONAL FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

MAY 19, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE TRUST (THE “MEETING”) TO BE HELD ON MAY 19, 2014 AT [            ] A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, [B-4, ROOM 7], CHICAGO, IL 60603.

The undersigned hereby appoints [Eric Schweitzer,] Peter Jacobs and Randal Rein, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF

SHAREHOLDERS AND THE PROXY STATEMENT, DATED [MARCH 12], 2014.

Date                         , 2014

EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE TODAY

Signature (Title, if applicable) (Please sign in Box)

NOTE: Please sign this proxy exactly as shareholder name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

Proposal 1

Election of Trustees of The Trust.

Nominees:	(01) William L. Bax, (02) Edward J. Condon, Jr., (03) Mark G. Doll, (04) Sandra Polk Guthman, (05) Stephen N. Potter, (06) Mary Jacobs Skinner, (07) Richard P. Strubel, (08) Casey J. Sylla, (09) Cynthia R. Plouché.

☐	For All Nominees Listed Above (Except as marked to the contrary below)*	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

* To withhold your vote for an individual nominee, mark the “For All Nominees Listed Above”
box and write the nominee’s number on the line:

Proposal 2
Approval of a Proposed Management Agreement.
☐ For ☐ Against ☐ Abstain
Proposal 3 Approval to Change the Investment Objective for the Treasury Portfolio of Northern Institutional Funds.
☐ For ☐ Against ☐ Abstain

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.